Prospectus

                                                            [LOGO] Merrill Lynch



                   Merrill Lynch Variable Series Funds, Inc.


                                                                  March 28, 2000


This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense

Table of Contents

          Merrill Lynch Fundamental Growth Focus Fund

                                                                            PAGE

[CLIPART] KEY FACTS
          ----------------------------------------------------------------------
          Merrill Lynch Fundamental Growth Focus Fund at a Glance ........     3

          Risk/Return Bar Chart ..........................................     4

[CLIPART] DETAILS ABOUT THE FUND
          ----------------------------------------------------------------------
          How the Fund Invests ...........................................     5

          Investment Strategies ..........................................     7


                           OTHER IMPORTANT INFORMATION


[CLIPART] YOUR ACCOUNT
          ----------------------------------------------------------------------
          The Insurance Companies .........................................  A-3

          Investment Strategies ...........................................  A-3

          Types of Investment Risk ........................................  A-8

          How to Buy and Sell Shares ...................................... A-13

[CLIPART] MANAGEMENT OF THE FUND
          ----------------------------------------------------------------------
          Merrill Lynch Asset Management .................................. A-15

[CLIPART] FOR MORE INFORMATION
          ----------------------------------------------------------------------
          Shareholder Reports ....................................... Back Cover

          Statement of Additional Information ....................... Back Cover

                  MERRILL LYNCH FUNDAMENTAL GROWTH FOCUS FUND

Key Facts [CLIPART]

In an effort to help you better
understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Common Stock -- shares of ownership of a corporation.

MERRILL LYNCH FUNDAMENTAL GROWTH FOCUS FUND AT A GLANCE
--------------------------------------------------------------------------------


What is the Fund's investment objective?

The investment objective of the Fund is to seek long-term growth of capital.


What are the Fund's goals?

The Fund tries to choose investments that will increase in value over the long term. We cannot guarantee that the Fund will achieve its goal.

What are the Fund's main investment strategies?

In trying to meet its goals, the Fund purchases primarily common stocks of U.S. companies that Fund management believes have shown above-average rates of growth earnings over the long-term. To a lesser extent, the Fund may also invest in securities convertible into common stock and rights to subscribe to common stock of these companies. The Fund may invest up to 10% of its total assets in securities issued by foreign companies.

What are the main risks of investing in the Fund?


As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund shares, may go up or down. These changes may occur because a particular stock market is rising or falling or as the result of specific factors that affect particular investments. If the value of the Fund's investments goes down, you may lose money.


The Fund can invest a portion of its assets in foreign securities. Since foreign markets may differ significantly from U.S. markets in terms of both economic conditions and government regulation, investments in foreign securities involve special risks.

Who should invest?

The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

      o are looking for capital appreciation for long-term goals, such as retirement or funding a child's education

      o     want a professionally managed and diversified portfolio

      o are willing to accept the risk of short-term fluctuations in exchange for the potential of higher long-term returns


      o     are not looking for a significant amount of current income



                    MERRILL LYNCH FUNDAMENTAL GROWTH FOCUS FUND               3

[CLIPART] Key Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------


Performance information is not available for the Fund because the Fund commenced operations on March 28, 2000.



4                   MERRILL LYNCH FUNDAMENTAL GROWTH FOCUS FUND

Details About the Fund [CLIPART]

Market Capitalization -- the number of
shares of a company's stock, multiplied
by the price per share of that stock.
Market capitalization is a measure of a
company's size.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------


The Fund's objective is long-term growth of capital. The Fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stocks.


The Fund will generally invest at least 65% of its total assets in the following equity securities:

      o     common stock

      o     convertible preferred stock

      o     securities convertible into common stock

      o     rights to subscribe to common stock

Of these securities the Fund will generally invest in common stock.

In selecting securities, Fund management emphasizes common stocks of companies that have above-average rates of earnings growth. Fund management believes that the common stocks of companies with above-average rates of earnings growth frequently have the prospect of having above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stocks of these companies also tend to have higher prices relative to stocks of companies that do not have above average rates of earnings growth.

Some, but not all of the factors that may cause a company to have an above-average rate of earnings growth include:

      o     above average growth rate in sales

      o     improvement in its profit margin

      o     providing proprietary or niche products or services

      o     leading market share

      o     strong industry growth

The Fund may invest in companies of any size but emphasizes common stocks of companies having a medium to large stock market capitalization ($500 million or more).

The Fund may also invest up to 10% of its total assets in the securities of foreign companies. Securities of foreign companies may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities representing interests in securities of foreign companies.



                    MERRILL LYNCH FUNDAMENTAL GROWTH FOCUS FUND               5

[CLIPART] Details of the Fund

ABOUT THE PORTFOLIO MANAGER

Lawrence R. Fuller is a Senior Vice
President and the Portfolio Manager of
the Fundamental Growth Focus Fund. Mr.
Fuller has been a First Vice President
of the Investment Adviser since 1997, a
Vice President from 1992 to 1997, and is responsible for the day-to-day management of the Fund's investment portfolio.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Merrill Lynch
Asset Management.

The Fund's restriction limiting investments in foreign securities to 10% of total assets does not include ADRs.

The Fund may also lend its portfolio securities.

The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Fund may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or government and money market securities when Fund management is unable to find enough attractive equity investments and to reduce exposure to equities when management believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Fund to achieve its goal of long-term growth of capital.



6                   MERRILL LYNCH FUNDAMENTAL GROWTH FOCUS FUND

INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


This table shows the other investment strategies that the Fund may use (other than the Fund's main investment strategies discussed above) and the investment limitations, if any, as a percentage of Fund assets. The principal types of risk associated with each investment strategy are also listed.


Numbers in this table show maximum allowable use only; for actual use, consult the Fund's annual/semi-annual reports.


                   Merrill Lynch Fundamental Growth Focus Fund


Key:
#     Maximum % of total assets
o     No restriction on usage
2     Permitted, but used rarely
3     Not Permitted
X     Type of risk involved with investment strategy

                                                                          Inform-  Valu-  Poli-                       Corre-  Selec-
                                                 Leverage  Credit  Market  ation   ation  tical  Currency  Liquidity  lation   tion
                                                   Risk     Risk    Risk   Risk    Risk   Risk     Risk      Risk      Risk    Risk
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                                     20    X
------------------------------------------------------------------------------------------------------------------------------------
Short-term Investments/Repurchase Agreements   o             X
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                            20    X        X
------------------------------------------------------------------------------------------------------------------------------------
Short-term Trading                             o                     X                                                           X
------------------------------------------------------------------------------------------------------------------------------------
When-issued securities/forward commitments     2    X                X                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Non-investment grade securities                3
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities                            10             X       X       X       X     X         X         X                 X
------------------------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid Securities            15                     X       X       X                         X                 X
------------------------------------------------------------------------------------------------------------------------------------
Covered call options                           2                     X                                         X        X        X
------------------------------------------------------------------------------------------------------------------------------------
Indexed derivative securities                  2    X        X       X               X     X         X         X        X        X
------------------------------------------------------------------------------------------------------------------------------------
Futures and Options                            2    X        X       X               X     X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------
Currency contracts                             2    X        X       X               X     X         X         X        X
------------------------------------------------------------------------------------------------------------------------------------


Each of these strategies and risks is explained in the "Other Important Information" section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional information about this Fund is discussed in the "Other Important Information" section of this Prospectus.


If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.


                    MERRILL LYNCH FUNDAMENTAL GROWTH FOCUS FUND               7

Other Important Information


          Merrill Lynch Variable Series Funds
          Class A Shares
                                                                            PAGE
[CLIPART] YOUR ACCOUNT
          ----------------------------------------------------------------------
          The Insurance Companies ........................................   A-3

          Investment Strategies ..........................................   A-3

          Types of Investment Risk .......................................   A-8

          How to Buy and Sell Shares .....................................  A-13

[CLIPART] MANAGEMENT OF THE FUND
          ----------------------------------------------------------------------
          Merrill Lynch Asset Management .................................  A-15

[CLIPART] FOR MORE INFORMATION
          ----------------------------------------------------------------------
          Shareholder Reports ....................................... Back Cover

          Statement of Additional Information ....................... Back Cover

                      MERRILL LYNCH VARIABLE SERIES FUNDS

Your Account [CLIPART]

THE INSURANCE COMPANIES
--------------------------------------------------------------------------------

Shares of the Funds are sold to separate accounts of insurance companies (the "Insurance Companies") to fund certain variable life insurance contracts and/or variable annuities (the "Contracts") issued by the Insurance Companies. Certain Insurance Companies may be affiliates of Merrill Lynch Asset Management, L.P., the Funds' adviser.

Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. Because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms "shareholder" and "shareholders" in this Prospectus refer to the Insurance Companies.

More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts--for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund's investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Fund and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, the Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


This section contains a discussion of certain investment strategies that may be used by the Funds. The forepart of this Prospectus indicates which of the following strategies may be used by each Fund. The risks associated with each of these strategies are described in greater detail under "Types of Investment Risk". As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund's performance will be positive for any period of time.



                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-3

[CLIPART] Your Account

Borrowing and Leverage -- Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Borrowing involves leverage risk.

Short-Term Investments -- Each Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper or treasury bills agreements. As a temporary measure for defensive purposes, each Fund may invest more heavily in these securities, without limitation. A Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long-term investments, to reduce exposure to long-term investments when management believes it is advisable to do so on a temporary basis, or to meet redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Short-term investments may therefore limit the potential for a fund to achieve its investment objective. Short-term investments involve credit risk.

Repurchase Agreements -- Each Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security together with a simultaneous agreement to resell the security to the seller at a later date at approximately the purchase price less an amount that represents interest to the buyer. Repurchase agreements are considered relatively safe, liquid investments for short-term cash, but involve the risk that the seller will fail to repurchase the security and that the Fund will have to attempt to sell the security in the market for its current value, which may be less than the amount the Fund paid for the security. Repurchase agreements involve credit risk.

Securities Lending -- Each Fund may lend a portion of its portfolio securities. A Fund may lend portfolio securities to financial institutions in return for collateral in the form of government securities or cash. A Fund making a securities loan will either receive a fee from the borrower or pay the borrower interest in return for the right to seek to invest cash collateral at a higher rate. If a borrower fails to return a Fund's security, the Fund will have to attempt to liquidate the borrower's collateral, which may be worth less than the Fund's security. Securities loans involve leverage risk and credit risk.


A-4                 MERRILL LYNCH VARIABLE SERIES FUNDS

Short-Term Trading -- Each Fund can buy and sell securities whenever it sees a market opportunity, and therefore each Fund may engage in short-term trading. Short-term trading may increase a Fund's expenses and have tax consequences. Short-term trading involves market risk and selection risk.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments -- When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price. When-issued and delayed delivery securities and forward commitments involve market risk, selection risk and leverage risk.

Non-Investment Grade Securities -- Non-investment grade securities, otherwise known as "junk bonds", are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds involve credit risk, market risk, selection risk, valuation risk and liquidity risk, and certain junk bonds may also involve information risk, political risk or currency risk.

Foreign Securities -- Certain Funds may invest in foreign securities. Foreign investing involves special risks not present in U.S. securities that may increase the chance a Fund will lose money, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets. Foreign investing involves market risk, selection risk and political risk, and certain foreign investments may also involve credit risk, information risk, valuation risk, currency risk and liquidity risk.

Restricted and Illiquid Securities -- Each Fund may invest a portion of its assets in restricted and illiquid securities, which are investments that


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-5

[CLIPART] Your Account

the Fund cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. Restricted and illiquid securities involve liquidity risk, market risk, selection risk and valuation risk, and may involve information risk.

Covered Call Options -- Certain Funds can sell covered call options, which are options that give the purchaser the right to require a Fund to sell a security owned by the Fund to the purchaser at a specified price within a limited time period. These Funds may also sell the purchaser a right to require the Fund to make a payment based on the level of an index that is closely correlated with some of the Fund's holdings. A Fund will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Fund will partially offset any losses on the underlying security. By writing a covered call option, however, a Fund limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option. Covered call options involve market risk, correlation risk, liquidity risk and selection risk.

Indexed Derivative Securities -- Certain Funds may invest in debt securities the potential returns of which are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Some funds may also invest in securities whose return is inversely related to changes in an index or interest rate. In general, inverse securities change in value in a manner that is opposite to most securities -- that is, the return of inverse securities will decrease when the index increases in value and increase in value when the index decreases. Investments in indexed and inverse securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed and inverse securities may increase or decrease in value at a greater rate than the underlying index, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of other securities. Indexed and inverse securities involve credit risk, market risk and selection risk, and may also involve leverage risk, valuation risk, political risk, currency risk, liquidity risk or correlation risk.


A-6                 MERRILL LYNCH VARIABLE SERIES FUNDS

Futures and Options -- Certain Funds may use futures and options. Futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Futures involve leverage risk and correlation risk and may involve currency risk and political risk. Options are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period. Options involve leverage risk and correlation risk. Private options also involve credit risk, valuation risk and liquidity risk. Options may involve currency risk and political risk.

The Funds will use futures and options primarily for hedging purposes -- that is, to offset the risk that other holdings may decrease in value or that potential investment opportunities may increase in value before the Fund can fully implement its investment strategy. The Funds may use options, however, to enhance total return as well as for hedging purposes. While hedging can reduce losses, it can also reduce or eliminate gains if markets move in a different manner than anticipated by the Fund or if the cost of the future or option outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the future or option will not match those of the holdings being hedged as expected by the Fund, in which case losses on the holdings being hedged may not be reduced.

Currency Contracts -- Certain Funds may buy securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. In order to seek to limit such changes, certain Funds may buy or sell contracts relating to foreign currencies for hedging purposes. Hedging is a strategy in which a currency contract is used to offset the risk that other Fund holdings may decrease in U.S. dollar value as the result of changes in exchange rates. Losses on the other investment may be substantially reduced by gains on a currency contract that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if exchange rates move in a different manner than anticipated by the Fund or if the cost of the currency contract outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the currency contract will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-7

[CLIPART] Your Account

A Fund may not be able to (or may not try to) hedge all currency risks, and there is no guaranty that a Fund's currency hedging, if attempted, will be successful. A Fund may attempt to hedge through several different types of currency contracts, including currency forwards, currency options and currency-indexed instruments. Currency contracts involve currency risk, market risk, political risk and correlation risk and may also involve credit risk, valuation risk and liquidity risk, leverage risk and liquidity risk.

TYPES OF INVESTMENT RISK
--------------------------------------------------------------------------------

This section contains a discussion of various risks that may be associated with certain investment strategies. The forepart of this Prospectus indicates which investment strategies may be used by each Fund.

Correlation Risk -- The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by Fund management. Correlation risk is associated with hedging transactions, in which a Fund uses a derivative to offset the risk that other Fund holdings may decrease in value or that potential investment opportunities may increase in value before the Fund can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

Credit Risk -- The risk that the issuer of an investment or other party to a trade will be unable to honor its obligations to a Fund.

Currency Risk -- The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value to a U.S. investor because the currency is worth fewer U.S. dollars.

Information Risk -- The risk that important information about a security or market is inaccurate, unreliable or unavailable.

Leverage Risk -- The risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large


A-8                 MERRILL LYNCH VARIABLE SERIES FUNDS
changes in value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- The risk that certain securities may be difficult or impossible to sell at the time that a Fund would like or at the price that a Fund believes the security is currently worth.

Market Risk/Interest Rate Risk -- The risk that the entire market will undergo an unanticipated change in value, including the possibility that the market will go down sharply and unpredictably. For fixed-income investments, this includes the risk that the value of an investment will decrease as a result of changes in interest rates. Generally, when interest rates increase, fixed-income securities decrease in value and longer-term fixed-income securities decrease in value more than short-term fixed-income securities.

Political Risk -- The risk of losses arising from government or legal events, such as changes in tax or trade laws, imposition of currency controls, adverse court or administrative rulings, or change of a government or political system.

Selection Risk -- The risk that a specific Fund investment will underperform the market.

Valuation Risk -- The risk that a Fund has valued an investment at a higher price than it can actually obtain upon a sale.

SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTMENTS GENERALLY
--------------------------------------------------------------------------------

Foreign Market Risk -- Since a Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-9

[CLIPART] Your Account

      o The economies of some foreign markets often do not compare favorably with that of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      o Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      o The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Fund's operations.

      o Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.

      o Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.


A-10                MERRILL LYNCH VARIABLE SERIES FUNDS

      o Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund's assets may be uninvested and not earning returns. A Fund may miss investment opportunities or be unable to sell an investment because of these delays

Certain Risks of Holding Fund Assets Outside the United States -- A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than investment companies invested only in the United States.

European Economic and Monetary Union ("EMU") -- A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which a Fund invests, a Fund could be adversely affected:

      o If the transition to euro, or EMU as a whole, does not proceed as planned.

      o     If a participating country withdraws from EMU.

      o If the computing, accounting and trading systems used by a Fund's service providers, or by other entities with which a Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-11

[CLIPART] Your Account

Currency Risk -- Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.

Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk", means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standard -- Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the United States' securities laws do. For example, some countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund Management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on investments.

Emerging Market Risks -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.


A-12                MERRILL LYNCH VARIABLE SERIES FUNDS

Net Asset Value -- the market value of a fund's total assets after deducting liabilities divided by the number of shares outstanding.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

HOW TO BUY AND SELL SHARES
--------------------------------------------------------------------------------

The Company is offering through this prospectus Class A shares in each of its Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Fund after an order is placed.

The Company may reject any order to buy shares and may suspend the sale of shares at any time.

The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). Securities held by the Domestic Money Market and Reserve Assets Funds with a remaining maturity of 60 days or less are generally valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost on the date of


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-13

[CLIPART] Your Account

Dividends -- ordinary income and capital gains paid to shareholders. Dividends will be reinvested in additional Fund shares as they are paid.


purchase, and then the Domestic Money Market and Reserve Assets Fund amortize the value of the security at a constant rate until the maturity of the security, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value used in determining the price for the purchase or redemption of shares is the next one calculated after the purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when a Fund does not price its shares. As a result, the Fund's net asset value may change on days when an Insurance Company will not be able to purchase or redeem the Fund's shares. The Domestic Money Market Fund and the Reserve Assets Fund will seek to maintain a net asset value of $1.00 per share.



DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Domestic Money Market and Reserve Assets Funds will declare dividends daily and will reinvest dividends monthly in additional full and fractional shares of those Funds. The Global Bond Focus, Government Bond, High Current Income and Prime Bond Funds will declare dividends monthly and reinvest dividends monthly in additional shares of those Funds. The Global Utility Fund will declare dividends quarterly and will reinvest dividends quarterly in additional shares of the Fund. The American Balanced, Basic Value Focus, Capital Focus, Developing Capital Markets Focus, Fundamental Growth Focus, Global Growth Focus, Global Strategy Focus, Index 500, International Equity Focus, Natural Resources Focus, Quality Equity and Special Value Focus Funds will declare dividends at least annually and will reinvest dividends at least annually in additional shares of the respective Funds.

Dividends paid by the Company may be included in a Insurance Company's gross income. The tax treatment of these dividends depends on the Insurance Company's tax status. A description of an Insurance Company's tax status is contained in the prospectus for the Contract.


A-14                MERRILL LYNCH VARIABLE SERIES FUNDS

Management of the Fund [CLIPART]

MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------

Merrill Lynch Asset Management, the Company's Investment Adviser, manages the Company's investments and its business operations under the overall supervision of the Company's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Company. The Investment Adviser has a sub-advisory agreement with MerrillLynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives.

                                                Management
                                                  Fee for
                                                Year Ended            % of Its
Fund Name                                    December 31, 1998    Avg Net Assets
--------------------------------------------------------------------------------
 American Balance Fund                           $1,043,157            0.55%
--------------------------------------------------------------------------------
 Basic Value Focus Fund                          $4,516,100            0.60%
--------------------------------------------------------------------------------
 Capital Focus Fund                              $   61,312            0.60%
--------------------------------------------------------------------------------
 Developing Capital Markets Focus Fund           $1,126,826            1.00%
--------------------------------------------------------------------------------
 Domestic Money Market Fund                      $1,765,415            0.50%
--------------------------------------------------------------------------------
 Fundamental Growth Focus Fund*                         N/A             N/A
--------------------------------------------------------------------------------
 Global Bond Focus Fund                          $  430,336            0.60%
--------------------------------------------------------------------------------
 Global Growth Focus Fund                        $   49,823            0.75%
--------------------------------------------------------------------------------
 Global Strategy Focus Fund                      $5,364,685            0.65%
--------------------------------------------------------------------------------
 Global Utility Focus Fund                       $  829,080            0.60%
--------------------------------------------------------------------------------
 Government Bond Fund                            $1,195,999            0.50%
--------------------------------------------------------------------------------
 High Current Income Fund                        $2,630,447            0.47%
--------------------------------------------------------------------------------
 Index 500 Fund                                  $  965,368            0.30%
--------------------------------------------------------------------------------
 International Equity Focus Fund                 $2,370,652            0.75%
--------------------------------------------------------------------------------
 Natural Resources Focus Fund                    $  135,222            0.65%
--------------------------------------------------------------------------------
 Prime Bond Fund                                 $2,330,935            0.42%
--------------------------------------------------------------------------------
 Quality Equity Fund                             $3,758,987            0.43%
--------------------------------------------------------------------------------
 Reserve Assets Fund                             $  109,945            0.50%
--------------------------------------------------------------------------------
 Special Value Focus Fund                        $3,594,897            0.75%
--------------------------------------------------------------------------------

Merrill Lynch Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $515 billion in investment company and other portfolio assets under management as of March 1999. This amount includes assets managed for Merrill Lynch affiliates.


* Fundamental Growth Focus Fund commenced operations on March 28, 2000.



                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-15

[CLIPART] Management of the Fund

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Investment Adviser -- Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has been selected as the investment adviser of the Company.

Independent Auditors -- Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to annual ratification by the Company's shareholders.

Custodian -- The Bank of New York, 110 Washington Street, New York, New York 10286, acts as Custodian of the Company's assets, except that Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for assets of the Company's Developing Capital Markets Focus Fund.

Transfer and Dividend Disbursing Agent -- Financial Data Services, Inc. ("FDS"), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Company's Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. FDS will receive an annual fee of $5,000 per Fund and will be entitled to reimbursement of out-of-pocket expenses.

Legal Counsel -- Clifford Chance Rogers & Wells LLP, New York, NewYork, is counsel for the Company.


A-16                MERRILL LYNCH VARIABLE SERIES FUNDS

Other Important Information


Merrill Lynch Variable Series Funds
Class B Shares

                                                                            PAGE
[CLIPART] YOUR ACCOUNT
          ----------------------------------------------------------------------
          The Insurance Companies .......................................    A-3

          Investment Strategies .........................................    A-3

          Types of Investment Risk ......................................    A-8

          How to Buy and Sell Shares ....................................   A-12

[CLIPART] MANAGEMENT OF THE FUND
          ----------------------------------------------------------------------
          Merrill Lynch Asset Management ................................   A-15

[CLIPART] FOR MORE INFORMATION
          ----------------------------------------------------------------------
          Shareholder Reports ....................................... Back Cover

          Statement of Additional Information ....................... Back Cover


                      MERRILL LYNCH VARIABLE SERIES FUNDS

Your Account [CLIPART]

THE INSURANCE COMPANIES
--------------------------------------------------------------------------------

Shares of the Funds are sold to separate accounts of insurance companies (the "Insurance Companies") to fund certain variable life insurance contracts and/or variable annuities (the "Contracts") issued by the Insurance Companies. Certain Insurance Companies may be affiliates of Merrill Lynch Asset Management, L.P., the Funds' adviser.

Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. Because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms "shareholder" and "shareholders" in this Prospectus refer to the Insurance Companies.

More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts--for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund's investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Fund and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, the Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


This section contains a discussion of certain investment strategies that may be used by the Funds. The forepart of this Prospectus indicates which of the following strategies may be used by each Fund. The risks associated with each of these strategies are described in greater detail under "Types of



                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-3

[CLIPART] Your Account

Investment Risk". As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund's performance will be positive for any period of time.

Borrowing and Leverage -- Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Borrowing involves leverage risk.

Short-Term Investments -- Each Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper or treasury bills agreements. As a temporary measure for defensive purposes, each Fund may invest more heavily in these securities, without limitation. A Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long-term investments, to reduce exposure to long-term investments when management believes it is advisable to do so on a temporary basis, or to meet redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Short-term investments may therefore limit the potential for a fund to achieve its investment objective. Short-term investments involve credit risk.

Repurchase Agreements -- Each Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security together with a simultaneous agreement to resell the security to the seller at a later date at approximately the purchase price less an amount that represents interest to the buyer. Repurchase agreements are considered relatively safe, liquid investments for short-term cash, but involve the risk that the seller will fail to repurchase the security and that the Fund will have to attempt to sell the security in the market for its current value, which may be less than the amount the Fund paid for the security. Repurchase agreements involve credit risk.

Securities Lending -- Each Fund may lend a portion of its portfolio securities. A Fund may lend portfolio securities to financial institutions in return for collateral in the form of government securities or cash. A Fund making a securities loan will either receive a fee from the borrower or pay the borrower interest in return for the right to seek to invest cash collateral at a higher rate. If a borrower fails to return a Fund's security, the Fund will have to attempt to liquidate the borrower's collateral, which may be worth less than the Fund's security. Securities loans involve leverage risk and credit risk.


A-4                 MERRILL LYNCH VARIABLE SERIES FUNDS

Short-Term Trading -- Each Fund can buy and sell securities whenever it sees a market opportunity, and therefore each Fund may engage in short-term trading. Short-term trading may increase a Fund's expenses and have tax consequences. Short-term trading involves market risk and selection risk.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments -- When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price. When-issued and delayed delivery securities and forward commitments involve market risk, selection risk and leverage risk.

Non-Investment Grade Securities -- Non-investment grade securities, otherwise known as "junk bonds", are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds involve credit risk, market risk, selection risk, valuation risk and liquidity risk, and certain junk bonds may also involve information risk, political risk or currency risk.

Foreign Securities -- Certain Funds may invest in foreign securities. Foreign investing involves special risks not present in U.S. securities that may increase the chance a Fund will lose money, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets. Foreign investing involves market risk, selection risk and political risk, and certain foreign investments may also involve credit risk, information risk, valuation risk, currency risk and liquidity risk.


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-5

[CLIPART] Your Account

Restricted and Illiquid Securities -- Each Fund may invest a portion of its assets in restricted and illiquid securities, which are investments that the Fund cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. Restricted and illiquid securities involve liquidity risk, market risk, selection risk and valuation risk, and may involve information risk.

Covered Call Options -- Certain Funds can sell covered call options, which are options that give the purchaser the right to require a Fund to sell a security owned by the Fund to the purchaser at a specified price within a limited time period. These Funds may also sell the purchaser a right to require the Fund to make a payment based on the level of an index that is closely correlated with some of the Fund's holdings. A Fund will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Fund will partially offset any losses on the underlying security. By writing a covered call option, however, a Fund limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option. Covered call options involve market risk, correlation risk, liquidity risk and selection risk.

Indexed Derivative Securities -- Certain Funds may invest in debt securities the potential returns of which are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Some funds may also invest in securities whose return is inversely related to changes in an index or interest rate. In general, inverse securities change in value in a manner that is opposite to most securities -- that is, the return of inverse securities will decrease when the index increases in value and increase in value when the index decreases. Investments in indexed and inverse securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed and inverse securities may increase or decrease in value at a greater rate than the underlying index, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of other securities.


A-6                 MERRILL LYNCH VARIABLE SERIES FUNDS

Indexed and inverse securities involve credit risk, market risk and selection risk, and may also involve leverage risk, valuation risk, political risk, currency risk, liquidity risk or correlation risk.

Futures and Options -- Certain Funds may use futures and options. Futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Futures involve leverage risk and correlation risk and may involve currency risk and political risk. Options are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period. Options involve leverage risk and correlation risk. Private options also involve credit risk, valuation risk and liquidity risk. Options may involve currency risk and political risk.

The Funds will use futures and options primarily for hedging purposes -- that is, to offset the risk that other holdings may decrease in value or that potential investment opportunities may increase in value before the Fund can fully implement its investment strategy. The Funds may use options, however, to enhance total return as well as for hedging purposes. While hedging can reduce losses, it can also reduce or eliminate gains if markets move in a different manner than anticipated by the Fund or if the cost of the future or option outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the future or option will not match those of the holdings being hedged as expected by the Fund, in which case losses on the holdings being hedged may not be reduced.

Currency Contracts -- Certain Funds may buy securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. In order to seek to limit such changes, certain Funds may buy or sell contracts relating to foreign currencies for hedging purposes. Hedging is a strategy in which a currency contract is used to offset the risk that other Fund holdings may decrease in U.S. dollar value as the result of changes in exchange rates. Losses on the other investment may be substantially reduced by gains on a currency contract that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if exchange rates move in a different manner than anticipated by the Fund or if the cost of the currency contract outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the currency contract will


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-7

[CLIPART] Your Account

not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. A Fund may not be able to (or may not try to) hedge all currency risks, and there is no guaranty that a Fund's currency hedging, if attempted, will be successful. A Fund may attempt to hedge through several different types of currency contracts, including currency forwards, currency options and currency-indexed instruments. Currency contracts involve currency risk, market risk, political risk and correlation risk and may also involve credit risk, valuation risk and liquidity risk, leverage risk and liquidity risk.

TYPES OF INVESTMENT RISK
--------------------------------------------------------------------------------

This section contains a discussion of various risks that may be associated with certain investment strategies. The forepart of this Prospectus indicates which investment strategies may be used by each Fund.

Correlation Risk -- The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by Fund management. Correlation risk is associated with hedging transactions, in which a Fund uses a derivative to offset the risk that other Fund holdings may decrease in value or that potential investment opportunities may increase in value before the Fund can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

Credit Risk -- The risk that the issuer of an investment or other party to a trade will be unable to honor its obligations to a Fund.

Currency Risk -- The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value to a U.S. investor because the currency is worth fewer U.S. dollars.

Information Risk -- The risk that important information about a security or market is inaccurate, unreliable or unavailable.

Leverage Risk -- The risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of


A-8                 MERRILL LYNCH VARIABLE SERIES FUNDS
investments) that relatively small market movements may result in large changes in value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- The risk that certain securities may be difficult or impossible to sell at the time that a Fund would like or at the price that a Fund believes the security is currently worth.

Market Risk/Interest Rate Risk -- The risk that the entire market will undergo an unanticipated change in value, including the possibility that the market will go down sharply and unpredictably. For fixed-income investments, this includes the risk that the value of an investment will decrease as a result of changes in interest rates. Generally, when interest rates increase, fixed-income securities decrease in value and longer-term fixed-income securities decrease in value more than short-term fixed-income securities.

Political Risk -- The risk of losses arising from government or legal events, such as changes in tax or trade laws, imposition of currency controls, adverse court or administrative rulings, or change of a government or political system.

Selection Risk -- The risk that a specific Fund investment will underperform the market.

Valuation Risk -- The risk that a Fund has valued an investment at a higher price than it can actually obtain upon a sale.

SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTMENTS GENERALLY
--------------------------------------------------------------------------------

Foreign Market Risk -- Since a Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-9

[CLIPART] Your Account

      o The economies of some foreign markets often do not compare favorably with that of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

      o Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

      o The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Fund's operations.

      o Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.

      o Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

      o Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and


A-10                MERRILL LYNCH VARIABLE SERIES FUNDS
            a Fund's assets may be uninvested and not earning returns. A Fund may miss investment opportunities or be unable to sell an investment because of these delays.

Certain Risks of Holding Fund Assets Outside the United States -- A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than investment companies invested only in the United States.

European Economic and Monetary Union ("EMU") -- A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which a Fund invests, a Fund could be adversely affected:

      o If the transition to euro, or EMU as a whole, does not proceed as planned.

      o     If a participating country withdraws from EMU.

      o If the computing, accounting and trading systems used by a Fund's service providers, or by other entities with which a Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.

Currency Risk -- Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-11

[CLIPART] Your Account

denominated in that currency loses value because the currency is worth fewer U.S. dollars.

Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk", means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standard -- Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the United States' securities laws do. For example, some countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund Management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on investments.

Emerging Market Risks -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign


A-12                MERRILL LYNCH VARIABLE SERIES FUNDS

Net Asset Value -- the market value of a Fund's total assets after deducting liabilities divided by the number of shares outstanding.

investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

HOW TO BUY AND SELL SHARES
--------------------------------------------------------------------------------

The Company is offering through this prospectus Class B shares in each of its Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Fund after an order is placed.

The Company may reject any order to buy shares and may suspend the sale of shares at any time.

The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). Securities held by the Domestic Money Market and Reserve Assets Funds with a remaining maturity of 60 days or less are generally valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost on the date of purchase, and then the Domestic Money Market and Reserve Assets Fund amortize the value of the security at a constant rate until the maturity of the


                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-13

[CLIPART] Your Account

Dividends -- ordinary income and capital gains paid to shareholders. Dividends will be reinvested in additional Fund shares as they are paid.

security, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value used in determining the price for the purchase or redemption of shares is the next one calculated after the purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when a Fund does not price its shares. As a result, the Fund's net asset value may change on days when an Insurance Company will not be able to purchase or redeem the Fund's shares. The Domestic Money Market Fund and the Reserve Assets Fund will seek to maintain a net asset value of $1.00 per Share.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Domestic Money Market and Reserve Assets Funds will declare dividends daily and will reinvest dividends monthly in additional full and fractional shares of those Funds. The Global Bond Focus, Government Bond, High Current Income and Prime Bond Funds will declare dividends monthly and reinvest dividends monthly in additional shares of those Funds. The Global Utility Fund will declare dividends quarterly and will reinvest dividends quarterly in additional shares of the Fund. The American Balanced, Basic Value Focus, Capital Focus, Developing Capital Markets Focus, Fundamental Growth Focus, Global Growth Focus, Global Strategy Focus, Index 500, International Equity Focus, Natural Resources Focus, Quality Equity and Special Value Focus Funds will declare dividends at least annually and will reinvest dividends at least annually in additional shares of the respective Funds.

Dividends paid by the Company may be included in a Insurance Company's gross income. The tax treatment of these dividends depends on the Insurance Company's tax status. A description of an Insurance Company's tax status is contained in the prospectus for the Contract.


A-14                MERRILL LYNCH VARIABLE SERIES FUNDS

Management of the Fund [CLIPART]

MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------

Merrill Lynch Asset Management, the Company's Investment Adviser, manages the Company's investments and its business operations under the overall supervision of the Company's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Company. The Investment Adviser has a sub-advisory agreement with MerrillLynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives.

                                                Management
                                                  Fee for
                                                Year Ended            % of Its
Fund Name                                    December 31, 1998    Avg Net Assets
--------------------------------------------------------------------------------
 American Balance Fund                          $1,043,157            0.55%
--------------------------------------------------------------------------------
 Basic Value Focus Fund                         $4,516,100            0.60%
--------------------------------------------------------------------------------
 Capital Focus Fund                             $   61,312            0.60%
--------------------------------------------------------------------------------
 Developing Capital Markets Focus Fund          $1,126,826            1.00%
--------------------------------------------------------------------------------
 Domestic Money Market Fund                     $1,765,415            0.50%
--------------------------------------------------------------------------------
 Fundamental Growth Focus Fund*                        N/A             N/A
--------------------------------------------------------------------------------
 Global Bond Focus Fund                         $  430,336            0.60%
--------------------------------------------------------------------------------
 Global Growth Focus Fund                       $   49,823            0.75%
--------------------------------------------------------------------------------
 Global Strategy Focus Fund                     $5,364,685            0.65%
--------------------------------------------------------------------------------
 Global Utility Focus Fund                      $  829,080            0.60%
--------------------------------------------------------------------------------
 Government Bond Fund                           $1,195,999            0.50%
--------------------------------------------------------------------------------
 High Current Income Fund                       $2,630,447            0.47%
--------------------------------------------------------------------------------
 Index 500 Fund                                 $  965,368            0.30%
--------------------------------------------------------------------------------
 International Equity Focus Fund                $2,370,652            0.75%
--------------------------------------------------------------------------------
 Natural Resources Focus Fund                   $  135,222            0.65%
--------------------------------------------------------------------------------
 Prime Bond Fund                                $2,330,935            0.42%
--------------------------------------------------------------------------------
 Quality Equity Fund                            $3,758,987            0.43%
--------------------------------------------------------------------------------
 Reserve Assets Fund                            $  109,945            0.50%
--------------------------------------------------------------------------------
 Special Value Focus Fund                       $3,594,897            0.75%
--------------------------------------------------------------------------------

Merrill Lynch Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $515 billion in investment company and other portfolio assets under management as of March 1999. This amount includes assets managed for Merrill Lynch affiliates.


* Fundamental Growth Focus Fund commenced operations on March 28, 2000.



                    MERRILL LYNCH VARIABLE SERIES FUNDS                    A-15

[CLIPART] Management of the Fund

ADDITIONAL INFORMATION

Investment Adviser -- Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has been selected as the investment adviser of the Company.

Independent Auditors -- Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to annual ratification by the Company's shareholders.

Custodian -- The Bank of New York, 110 Washington Street, New York, New York 10286, acts as Custodian of the Company's assets, except that Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for assets of the Company's Developing Capital Markets Focus Fund.

Transfer and Dividend Disbursing Agent -- Financial Data Services, Inc. ("FDS"), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Company's Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. FDS will receive an annual fee of $5,000 per Fund and will be entitled to reimbursement of out-of-pocket expenses.

Legal Counsel -- Clifford Chance Rogers & Wells LLP, New York, NewYork, is counsel for the Company.


A-16                MERRILL LYNCH VARIABLE SERIES FUNDS

For More Information [CLIPART]

Shareholder Reports

Additional information about the investments of each of the Fund is available in the Company's annual and semi-annual reports to shareholders. In the Company's annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling (609) 282-2800.

Statement of Additional Information

The Company's Statement of Additional Information contains further information about each Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Company at Merrill Lynch Variable Series Funds, Inc. P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling (609) 282-2800.

Contact the Company at the telephone number or address indicated above, if you have any questions.

Information about the Company (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-3290
(C)Fund Asset Management, L.P.

                                   Prospectus               [LOGO] Merrill Lynch

                                                                   Merrill Lynch
                                                     Variable Series Funds, Inc.


                                                                  March 28, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                    Merrill Lynch Variable Series Funds, Inc.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800

      Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company which has a wide range of investment objectives among its nineteen separate funds (hereinafter referred to as the "Funds" or individually as a "Fund"): Merrill Lynch American Balanced Fund, Merrill Lynch Basic Value Focus Fund, Merrill Lynch Capital Focus Fund, Merrill Lynch Developing Capital Markets Focus Fund, Merrill Lynch Domestic Money Market Fund, Merrill Lynch Fundamental Growth Focus Fund, Merrill Lynch Global Bond Focus
Fund, Merrill Lynch Global Growth Focus Fund, Merrill Lynch Global Strategy Focus Fund, Merrill Lynch Global Utility Focus Fund, Merrill Lynch Government Bond Fund, Merrill Lynch High Current Income Fund, Merrill Lynch Index 500 Fund, Merrill Lynch International Equity Focus Fund, Merrill Lynch Natural Resources Focus Fund, Merrill Lynch Prime Bond Fund, Merrill Lynch Quality Equity Fund, Merrill Lynch Reserve Assets Fund and Merrill Lynch Special Value Focus Fund. Two separate classes of common stock ("Common Stock"), Class A Common Stock and Class B Common Stock, are issued for each Fund.

      The shares of the Funds are sold to separate accounts ("Separate Accounts") of certain insurance companies (the "Insurance Companies") including Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("ML of New York") to fund benefits under variable annuity contracts
(the "Variable Annuity Contracts") and/or variable life insurance contracts (together with the Variable Annuity Contracts, the "Contracts") issued by such companies. The Insurance Companies will redeem shares to the extent necessary to provide benefits under the respective Contracts or for such other purposes as may be consistent with the respective Contracts. MLLIC and ML of New York are wholly owned subsidiaries of Merrill Lynch & Co., Inc., as is the Company's investment adviser, Merrill Lynch Asset Management, L.P. (the "Investment Adviser").

                                   ----------


      This Statement of Additional Information of the Company is not a prospectus and should be read in conjunction with the Prospectus of The Company (the "Prospectus") dated March 28, 2000 which has been filed with the Securities and Exchange Commission and can be obtained upon request and without charge by calling (800) MER-FUND or writing the Company at the above address. The
Prospectus is incorporated by reference into the Statement of Additional Information and this Statement of Additional Information is incorporated by reference into The Prospectus.


                                   ----------

                    Merrill Lynch Asset Management -- Manager

                 Merrill Lynch Funds Distributor -- Distributor

                                   ----------


    The date of this Statement of Additional Information is March 28, 2000.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
The Insurance Companies .................................................      2
Investment Restrictions .................................................     16
Management of The Company ...............................................     22
Investment Advisory Arrangements ........................................     25
Determination of Net Asset Value ........................................     29
Portfolio Transactions and Brokerage ....................................     30
Purchase of Shares ......................................................     32
Redemption of Shares ....................................................     32
Dividends and Taxes .....................................................     33
Distribution Arrangements ...............................................     35
Performance Data ........................................................     35
Average Annual Total Return .............................................     36
Additional Information ..................................................     38
Financial Statements ....................................................     40
Annex A .................................................................     41

The Insurance Companies

      Shares of the portfolios of Merrill Lynch Variable Series Funds, Inc. (each a "Fund") are sold to separate accounts ("Separate Accounts") of insurance companies ("Insurance Companies") to fund certain variable life insurance contracts and/or variable annuities (together, "Contracts") issued by such companies. Certain Insurance Companies may be affiliates of Merrill Lynch Asset Management, L.P., the Fund's adviser. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of a Fund, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since shares of the Funds will be sold only to the Insurance Companies for the Separate Accounts, the terms "shareholder" and "shareholders" in this Statement of Additional Information refer to the Insurance Companies.

Non-Diversified Funds

      The Developing Capital Markets Focus, Global Bond Focus, Global Strategy Focus, Index 500, and Natural Resources Focus Funds are classified as non-diversified investment companies under the Investment Company Act. However, each Fund will have to limit its investments to the extent required by the diversification requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code" or the "Internal Revenue Code"). To qualify as a regulated investment company, a Fund, at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities (except obligations of the U.S. Government, its agencies or instrumentalities) of any one issuer and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer.

Fixed Income Security Ratings

      The Developing Capital Markets Focus Fund, the High Current Income Fund, the Capital Focus Fund, Global Utility Focus Fund and the International Equity Focus Fund may invest in fixed-income securities rated below investment grade (i.e., securities rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Group ("Standard & Poor's") at the time of investment). However, securities purchased by a Fund may subsequently be downgraded. Such securities may continue to be held and will be sold only if, in the judgment of the Investment Adviser, it is advantageous to do so. Securities in the lowest category of investment grade debt securities may have speculative characteristics, which may lead to weakened capacity to pay interest and principal during periods of adverse economic conditions. See Annex A of this Statement of Additional Information for a fuller description of corporate bond ratings.

Maturity of Fixed Income Investments

      Certain Funds that invest in fixed-income securities have limits on the maturity of each fixed-income investment or on the average maturity of the portfolio. For purposes of applying these limits, each Fund will consider a fixed-income security's maturity to be its stated maturity (the date the issuer is scheduled to make its final payment of principal), except that

      o for a security with an unconditional put entitling a Fund to receive the security's approximate amortized cost, the maturity will be considered to be the next put date;

      o for mortgage-backed and other amortizing securities, the maturity will be considered to be the average life remaining (the length of time it is expected to take to retire half of the remaining principal through amortizing payments) based on prepayment assumptions that the Investment Adviser believes to be reasonable;

      o for a variable or floating rate investment grade security that the Investment Adviser believes will have a market value approximating amortized cost on the next interest reset date, the maturity will be considered to be the next reset date; and

      o for a Fund that operates under SEC rules that specifically define the maturity of a security, the maturity of a security will be the maturity determined in a manner consistent with the SEC rules.

Portfolio Strategies

      Restricted Securities. From time to time a Fund may invest in securities the disposition of which is subject to legal restrictions, such as restrictions imposed by the Securities Act of 1933 (the "Securities Act") on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished and if such securities may be sold without registration, such resale may be permissible only in limited quantities. In either event, a Fund may not be able to sell its restricted securities at a time which, in the judgment of the Investment Adviser, would be most opportune.

      Each of the Funds is subject to limitations on the amount of illiquid securities it may purchase; however, each Fund may purchase without regard to that limitation certain securities that are not registered under the Securities Act, including (a) commercial paper exempt from registration under Section 4(2) of the Securities Act, and (b) securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that certain junk bonds, money market securities and securities that are freely tradeable in their primary market offshore may be deemed liquid if acquired by a Fund pursuant to Rule 144A. The Board, however, will retain oversight and be ultimately responsible for the determinations.

      Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Funds' investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

      Foreign Securities. The Basic Value Focus, Developing Capital Markets Focus, Special Value Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, High Current Income, International Equity Focus, Natural Resources Focus, Prime Bond, Quality Equity, Global Growth Focus, Capital Focus, Reserve Assets and Fundamental Growth Focus Funds may invest in securities of foreign issuers. The Index 500 Fund may also invest in securities of foreign issuers to the extent such issuers are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). Investments in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of economic, political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. Foreign legal systems may differ from the U.S. legal system, and if it should become necessary, a Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. The operating expense ratio of a Fund investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial costs, are higher. In addition, net investment income earned by a Fund on a foreign security may be subject to withholding and other taxes imposed by foreign governments which will reduce a Fund's net investment income. The
Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Fund. No Fund that may invest in foreign securities, other than the Natural Resources Focus and Global Strategy Focus Funds, will concentrate its investments in any particular country. The Developing Capital Markets Focus, Global Bond Focus, Global Strategy Focus, Global Utility Focus, International Equity Focus, Global Growth Focus Fund and Natural Resources Focus Funds may from time to time be substantially invested in non-dollar-denominated securities of foreign issuers. For a Fund that invests in foreign securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may directly affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned, and a Fund's return on investments in non-dollar-denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Fund holds such investments. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. Each Fund of the Company other than the Developing Capital Markets Focus, Global Bond Focus, Global Strategy Focus, Global Utility Focus, International Equity Focus, Natural Resources Focus, Global Growth Focus, Capital Focus, Quality Equity and Fundamental Growth Focus Funds will purchase only securities issued in dollar denominations.

      The securities markets of many countries at times in the past have moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for a Fund's portfolio as a whole. This negative correlation also may offset unrealized gains a Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

      Each of the International Equity Focus Fund and Developing Capital Markets Focus Fund may invest a significant portion of its assets in securities of foreign issuers in smaller capital markets, while each of the other Funds which is permitted to invest in foreign securities may from time to time invest in securities of such foreign issuers. Foreign investments involve risks, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems, the existence or possible imposition of exchange controls, or other foreign or United States governmental laws or restrictions, that are often heightened for investments in smaller capital markets.

      There may be less publicly available information about an issuer in a foreign market, particularly one in a smaller capital market, than would be available about a United States company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

      Smaller capital markets, while often growing in trading volume, have substantially less volume than United States markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable United States companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in a Fund which invests in these markets incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of such a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

      As a result, management of a Fund that invests in foreign securities may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

      Certain of the Funds may invest in debt securities issued by foreign governments. Investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

      As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Government obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements.

      The Global Utility Focus Fund, International Equity Focus Fund, Developing Capital Markets Focus Fund, Capital Focus Fund, Global Growth Focus Fund and Fundamental Growth Focus Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designated for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Funds may invest in ADRs and EDRs through both sponsored and unsponsored arrangements. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depository's transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities.

      The Developing Capital Markets Focus and International Equity Focus Funds may invest a significant portion of their assets in securities of foreign issuers in smaller capital markets. Some countries with smaller capital markets prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals.

      A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the

Investment Company Act, the Developing Capital Markets Focus, Global Growth Focus and International Equity Focus Funds each may invest up to 10% of its total assets in securities of such closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. A Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

      In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Investment Company Act restricts a Fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

      Rules adopted under the Investment Company Act permit the Funds to maintain their foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Funds, in which event the Funds may be precluded from purchasing securities in certain foreign countries in which they otherwise would invest or the Funds may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Funds may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

      Convertibles. The American Balanced Fund, the Basic Value Fund, the Capital Focus Fund, the Developing Capital Markets Fund, the Fundamental Growth Focus Fund, the Global Bond Focus Fund, the Global Growth Focus Fund, the International Equity Focus Fund, the Natural Resources Focus Fund, the Prime Bond Fund, the Quality Equity Fund and the Special Value Focus Fund are each authorized to invest in convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible") or (ii) a combination of separate securities chosen by the Investment Adviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible").

      The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

      In analyzing convertible securities,  the Investment Adviser will consider
both  the  yield  on  the  convertible   security  and  the  potential   capital
appreciation that is offered by the underlying common stock.

      Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United

States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, certain Funds are authorized to enter into foreign currency hedging transactions in which they may seek to reduce the effect of such fluctuations.

      Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because the common stock is at a low price, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

      To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

      Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

      As indicated above, convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Adviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertible component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, LEAPS, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

      A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

      More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Investment Adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Investment Adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Investment Adviser believes such a Manufactured Convertible would better promote the Fund's objective than alternative investments. For example, the Investment Adviser may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify a Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

      The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

      Warrants. The Global Growth Focus Fund and the Fundamental Growth Focus Fund are each authorized to invest in warrants. A warrant gives its holder the option to purchase another security, usually stock, for a certain period of time at a set price. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

      Liquidity. In order to assure that each Fund has sufficient liquidity, as a matter of operating policy no Fund may invest more than 15% of its net assets in securities for which market disposition is not readily available. Market disposition may not be readily available for repurchase agreements maturing in more than seven days and for securities having restrictions on resale.

      Lending of Portfolio Securities. Each Fund of the Company may from time to time lend securities (but not in excess of 20%, or in the case of the Global Growth Focus Fund 33 1/3%) of its total assets from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund.

      Subject to any applicable investment restriction, each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash, securities issued or guaranteed by the U.S. Government or, in the case of the Domestic Money Market and Reserve Assets Fund, cash equivalents which while the loan is outstanding will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The dividends, interest and other distributions received by the Company on loaned securities may, for tax purposes, be treated as income other than qualified income for the 90% test discussed under "Dividends, Distributions and Taxes-Federal Income Taxes." The Company intends to lend portfolio securities only to the extent that such activity does not jeopardize the Company's qualification as a regulated investment company under Subchapter M of the Code.

      Forward Commitments. Securities may be purchased or sold on a delayed delivery basis or may be purchased on a forward commitment basis by each of the Company's Funds at fixed purchase terms with periods of up to 180 days between the commitment and settlement dates. The purchase will be recorded on the date the purchasing Fund enters into the commitment and the value of security will thereafter be reflected in the calculation of the Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with the Fund's custodian (the "Custodian") consisting of cash or liquid securities having a market value at all times until the delivery date at least equal to the amount of its commitments in connection with such delayed delivery and purchase transactions. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgment upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Funds will enter into forward commitment arrangements only with respect to securities in which they may otherwise invest.

      Standby Commitment Agreements. The High Current Income Fund, Global Utility Focus Fund, International Equity Focus Fund, Global Growth Focus Fund and Developing Capital Markets Focus Fund may from time to time enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. A Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. A Fund will at all times maintain a segregated account with its custodian of cash or liquid securities in an amount equal to the purchase price of the securities underlying the commitment.

      There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. If the security is issued, the cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

      Eurodollar and Yankeedollar Obligations. The Reserve Assets Fund (and, for temporary or defensive purposes, the Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Developing Capital Markets Focus, Quality Equity and Fundamental Growth Focus Funds) may invest in obligations issued by foreign branches or subsidiaries of U.S. banks ("Eurodollar" obligations), by U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations), or by foreign depository institutions and their foreign branches and subsidiaries ("foreign bank obligations"). Investment in such obligations may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign depository institutions and their foreign branches and subsidiaries, and foreign branches or subsidiaries of U.S. banks, may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign depository institution, branch or subsidiary, or a U.S. branch or subsidiary of a foreign bank, than about a U.S. bank, and such institutions may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of Eurodollar and foreign bank obligations may be held outside of the United States, and a Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign bank obligations of the Fund held overseas will be held by foreign branches of the Custodian for the Fund or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940.

Derivative Instruments

      Certain Funds may use derivative instruments, including indexed and inverse securities, options and futures, and purchase and sell foreign exchange. Transactions involving such instruments expose these Funds to certain risks. Each Fund's use of these instruments and the associated risks are described in detail below.

Indexed and Inverse Securities

      The Domestic  Money Market  Fund,  the Global Bond Focus Fund,  the Global
Strategy Focus Fund, the Global Utility Focus Fund, the Government Bond Fund, the Index 500 Fund, the International Equity Focus Fund, the Natural Resources Focus Fund, the Prime Bond Fund, the Developing Capital Markets Focus Fund, the Global Growth Focus Fund, the Fundamental Growth Focus Fund and the Reserve Assets Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, a Fund may invest in a debt security that pays interest and returns principal based on the change in the value of an interest rate index (such as the prime rate or federal funds rate), a securities index (such as the Standard & Poor's 500 Composite Index (the "S&P 500") or a more narrowly-focused index such as the AMEX Oil & Gas Index) or a basket of securities, or based on the relative changes of two indices. In addition, the Developing Capital Markets Focus Fund, the Global Strategy Focus Fund, the International Equity Focus Fund and the Natural Resources Focus Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, these Funds may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

      Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Company believes that indexed and inverse securities may provide portfolio management flexibility that permits Funds to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

Options on Securities and Securities Indices

      Purchasing Options. The Developing Capital Markets Focus Fund, the Global Bond Focus Fund, the Global Strategy Focus Fund, the Global Utility Focus Fund, the Index 500 Fund, the International Equity Focus Fund, the Global Growth Focus Fund, the Natural Resources Focus Fund and the Fundamental Growth Focus Fund are each authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When a Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

      The Developing Capital Markets Focus Fund, the Global Bond Focus Fund, the Global Strategy Focus Fund, the Index 500 Fund, the International Equity Focus Fund, the Global Growth Focus Fund, the Natural Resources Focus Fund and the Fundamental Growth Focus Fund are each authorized to purchase call options on securities it intends to purchase or securities indices the performance of which are substantially correlated with the performance of the types of securities it intends to purchase. When a Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

      Each Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

      Writing Options. The American Balanced Fund, the Basic Value Focus Fund, the Developing Capital Markets Focus Fund, the Special Value Focus Fund, the Global Bond Focus Fund, the Global Strategy Focus Fund, the Global Utility Focus Fund, the Index 500 Fund, the International Equity Focus Fund, the Natural Resources Focus Fund, the Global Growth Focus Fund, the Capital Focus Fund, the Quality Equity Fund and the Fundamental Growth Focus Fund are each authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When a Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

      The Developing Capital Markets Focus Fund, the Global Bond Focus Fund, the Global Strategy Focus Fund, the Global Utility Focus Fund, the Index 500 Fund, the International Equity Focus Fund, the Global Growth Focus Fund, the Natural Resources Focus Fund and the Fundamental Growth Focus Fund each may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

      Each Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

      Other than with respect to closing transactions, a Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures, and Currency Instruments" below. A call option will also be considered covered if a Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which are substantially correlated with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

      Types of Options. A Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions" below.

Futures

      The Developing Capital Markets Focus Fund, the Global Bond Focus Fund, the Global Strategy Focus Fund, the Global Utility Focus Fund, the Index 500 Fund, the International Equity Focus Fund, the Global Growth Focus Fund, the Natural Resources Focus Fund and the Fundamental Growth Focus Fund may each engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

      The sale of a futures contract limits a Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

      The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

      A Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). Each Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

      The Developing Capital Markets Focus Fund, the Global Bond Focus Fund, the Global Strategy Focus Fund, the Global Utility Focus Fund, the International Equity Focus Fund, the Natural Resources Focus Fund, the Global Growth Focus Fund, the Capital Focus Fund, the Quality Equity Fund and the Fundamental Growth Focus Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar.

      Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

      The Funds authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized exchange-traded contracts. See "Futures" above.

      The Funds authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions" below.

      No Fund will speculate in Currency Instruments. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged. There can be no assurance that a fund will be able to enter into hedging transactions or that such transactions, if attempted, will be effective.

      Risk Factors in Hedging Foreign Currency Risks. While a Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when adverse movements in currency exchange rates occur. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available or cost-effective (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

Risk Factors In Options, Futures, and Currency Instruments

      Use of derivatives for hedging purposes involves the risk of imperfect correlation in movements in the value of the derivatives and the value of the instruments being hedged. If the value of the derivatives moves more or less than the value of the hedged instruments a Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

      Each Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

      Certain transactions in derivatives (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose a Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments

      Certain derivatives traded in OTC markets, including indexed securities and OTC options, may be substantially less liquid than other instruments in which a Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

      The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. Each Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

      Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives

      No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly, except that the Natural Resources Focus Fund may acquire securities indexed to a precious metal or other natural resource or natural resource index.

Risks of High Yield Securities

      The Developing Capital Markets Focus Fund, High Current Income Fund, International Equity Focus Fund and Capital Focus Fund may invest a substantial portion of their assets in high yield, high risk securities or junk bonds, which are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During recessionary periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While the high yield securities in which the Developing Capital Markets Focus Fund, High Current Income Fund, International Equity Focus Fund and Capital Focus Fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case a Fund may experience losses and incur costs.

      High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividend to shareholders.

      High yield securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on their prices and yields than on higher-rated fixed-income securities. Zero coupon bonds and bonds which pay interest and/or principal in additional bonds rather than in cash are especially volatile. Like higher-rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in this market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for such bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Developing Capital Markets Focus Fund, High Current Income Fund, International Equity Focus Fund and Capital Focus Fund receive for their junk bonds to be reduced, or a Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgement may play a greater role in valuing certain of each Fund's portfolio securities than in the case of securities trading in a more liquid market.

      Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the net asset value of the Developing Capital

Markets Focus Fund, High Current Income Fund, Capital Focus Fund and International Equity Focus Fund. In addition, each Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

      Sovereign Debt. The junk bonds in which the Developing Capital Markets Focus Fund, High Current Income Fund, Capital Focus Fund and International Equity Focus Fund may invest include junk bonds issued by sovereign entities. Investment in such sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

      Holders of sovereign debt, including the Developing Capital Markets Focus Fund, High Current Income Fund, Capital Focus Fund and International Equity Focus Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to a Fund and there can be no assurance a Fund will be able to collect on defaulted sovereign debt in whole or in part.

Insurance Law Restrictions

      In order for shares of the Company's Funds to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for a Fund to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold.

      The New York insurance law requires that investments of each Fund be made with the degree of care of an "ordinarily prudent person." The Investment Adviser believes that compliance with this standard will not have any negative impact on the performance of any of the Funds.

Other Considerations

      The Investment Adviser will use its best efforts to assure that each Fund of the Company complies with certain investment limitations of the Internal Revenue Service to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of any Fund to achieve its investment objective.

                             INVESTMENT RESTRICTIONS

      The Company has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Funds and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the affected Fund are represented or (ii) more than 50% of the outstanding shares of the affected Fund). The investment objective of each Fund is non-fundamental, and as such, may be changed by the Company's Board of Directors, except that the investment objective of the American Balanced Fund, Developing Capital Markets Focus Fund, Natural Resources Focus Fund and International Equity Focus Fund are fundamental, and as such may not be changed without the approval of the holders of a majority of the outstanding shares of each such Fund.

Restrictions Applicable To The Domestic Money Market Fund

      The Domestic Money Market Fund may not purchase any security other than money market and other securities described under "Investment Objectives and Policies" in the Domestic Money Market Fund's Prospectus. In addition, the Domestic Money Market Fund may not purchase securities of foreign issuers (including Eurodollar and Yankeedollar obligations). In addition, the Domestic Money Market Fund may not:

            (1) invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund's total assets may be invested without regard to such 10% limitation.

            (2)  alone,  or  together  with  any  other  Fund  or  Funds,   make
      investments for the purpose of exercising control or management.

            (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

            (4) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein.

            (5) purchase any securities on margin except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

            (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combination thereof.

            (7) make loans to other persons; provided that the Fund may purchase money market securities or enter into repurchase agreements; lend securities owned or held by it pursuant to (8) below; and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed the making of a loan.

            (8) lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines set forth below and the guidelines of the Securities and Exchange Commission and the Company's
      Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

            (9) borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The borrowing provisions shall not apply to reverse repurchase agreements. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding.

            (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund's total assets, taken at market value at the time thereof. Although the Fund has the authority to mortgage, pledge or hypothecate more than 10% of its total assets under this investment restriction (10), as a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.

            (11) act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

            (12) purchase, either alone or together with any other Fund or Funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

            (13) invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 10% of its total assets (taken at market value) would be invested in such securities.

            (14) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

            (15) enter into reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed one-third of the Fund's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

            (16) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, government agency securities or bank money instruments).

Restrictions Applicable to the Reserve Assets Fund

      The Reserve Assets Fund may not purchase any security other than money market and other securities described under "Investment Objectives and Policies" in the Prospectus for the Reserve Assets Fund. In addition, the Reserve Assets Fund may not:

            (1) invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund's total assets may be invested without regard to such 10% limitation.

            (2)  alone,  or  together  with  any  other  Fund  or  Funds,   make
      investments for the purpose of exercising control or management.

            (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

            (4) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein.

            (5) purchase any securities on margin except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

            (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

            (7) make loans to other persons; provided that the Fund may purchase money market securities or enter into repurchase agreements; lend securities owned or held by it pursuant to (8) below; and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly-distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed the making of a loan.

            (8) lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines set forth below and the guidelines of the Securities and Exchange Commission and the Company's
      Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

            (9) borrow amounts in excess of 20% of its total assets, taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes. The borrowing provisions shall not apply to reverse repurchase agreements. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding.

            (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund's total assets, taken at market value at the time thereof. As a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.

            (11) act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

            (12) purchase, either alone or together with any other Fund or Funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

            (13) invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

            (14) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

            (15) enter into reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed one-third of the Fund's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

            (16) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, government agency securities or bank money instruments).

Restrictions Applicable to each of the Funds (Except the Domestic Money Market Fund and the Reserve Assets Fund)

      Under the fundamental investment restrictions, each of the Funds (unless noted otherwise below) may not:

            1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.(1)

            2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).(2)

            3. Make investments for the purpose of exercising control or management.(3)

            4. Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

            5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

            6. Issue senior securities to the extent such issuance would violate applicable law.

            7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

            8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

            9. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      Under the non-fundamental investment restrictions, each of the Funds (unless noted otherwise below) may not:

            a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

            b. Engage in short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund does not currently intend to engage in short sales or maintain a short position, except for short sales "against the box."(4)

            c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors of the Company are not subject to the limitations set forth in this investment restriction.

            d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's total assets; included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.(5)

            e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, except to the extent permitted under applicable law. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.(6)

            f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.(7)

            g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities. (8)

            h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

            i. Notwithstanding fundamental investment restriction number 7 above, borrow amounts in excess of 5% (20% in the case of the Developing Capital Markets Focus, the Global Bond Focus and the Fundamental Growth Focus Funds, 10% in the case of the Global Strategy Focus, Government Bond, International Equity Focus and Natural Resources Focus Funds, and 33 1/3% in the case of the Global Growth Focus Fund) of the total assets of the Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.(9)

            j. Pledge greater than 10% (20% in the case of the Developing Capital Markets Focus Fund) of its total assets, taken at market value at the time of the pledge. For the purpose of this restriction, collateral arrangements with respect to (i) transactions in options, foreign currency contracts, futures contracts and options on futures contracts and (ii) initial and variation margin are not deemed to be a pledge of assets.(10)

            k. Lend its portfolio securities in excess of 20% of its total assets (33 1/3% in the case of the Global Growth Focus Fund), taken at market value at the time of the loan, provided however that the Quality Equity Fund may only make loans to New York Stock Exchange Member firms, other brokerage firms having net capital of at least $10 million and financial institutions, such as registered investment companies, banks and insurance companies, having at least $10 million in capital and surplus.

            l. In the case of the Global Utility Focus Fund only, invest less than 65% of its total assets in equity and debt securities issued by domestic and foreign companies in the utilities industries, except during temporary defensive periods.

            m. In the case of each of the American Balanced Fund, the Basic Value Focus Fund, the Special Value Focus Fund, the High Current Income Fund, the Prime Bond Fund, the Quality Equity Fund and the Fundamental Growth Focus Fund, invest in the securities of foreign issuers except that each such Fund (except the American Balanced Fund) may invest in securities of foreign issuers if at the time of acquisition no more than 10% (25% in the case of the Quality Equity Fund) of its total assets, taken at market value at the time of the investment, would be invested in such securities. Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated. See "Other Portfolio Strategies-Foreign Securities" in the Prospectus.(11)

----------
(1) The Developing Capital Markets Focus, Global Bond Focus, Global Strategy Focus, Index 500, and Natural Resource Focus Funds are classified as non-diversified investment companies under the Investment Company Act, and therefore this restriction is not applicable to those Funds.
(2) For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry, and utilities will be divided according to their services; for example, gas, gas transmission, electricity, telecommunications and water each will be considered a separate industry for purposes of this restriction. In addition, this restriction will not restrict (i) the Global Utility Focus Fund, under normal circumstances, from investing 65% or more of its total assets in equity and debt securities issued by domestic and foreign companies in the utilities industries (i.e., electricity, telecommunications, gas or water), and (ii) the Natural Resources Focus Fund from investing greater than 25% of its assets in gold-related companies.
(3) In the case of the Global Growth Focus Fund, investments in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.
(4) The Global Bond Focus, Global Strategy Focus, International Equity Focus, Global Growth Focus and Natural Resources Focus Funds may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.
(5) This restriction is not applicable to the Global Growth Focus Fund, the Capital Focus Fund and the Fundamental Growth Focus Fund.
(6) This restriction is not applicable to the Global Growth Focus Fund, the Capital Focus Fund and the Fundamental Growth Focus Fund.
(7) This restriction is not applicable to the Global Growth Focus Fund, the Capital Focus Fund and the Fundamental Growth Focus Fund.
(8) This restriction is not applicable to the Global Growth Focus Fund, the Capital Focus Fund and the Fundamental Growth Focus Fund.

(9) In addition, the American Balanced, Basic Value Focus, Developing Capital Markets Focus, Special Value Focus, Global Strategy Focus, High Current Income, Natural Resources Focus, Prime Bond, Quality Equity and Fundamental Growth Focus Funds will not purchase securities while borrowings are outstanding, except, in the case of the Developing Capital Markets Focus Fund, (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The Global Bond Focus, Global Utility Focus, International Equity Focus and Global Growth Focus Funds will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.
(10) The Capital Focus Fund, the Global Growth Focus Fund and the Fundamental Growth Focus Fund are permitted to pledge their assets to secure borrowings.
(11) Notwithstanding this restriction, each of the Prime Bond Fund and the High Current Income Fund may invest up to 25% of its total assets in securities
      (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. The Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

      In addition, to comply with tax requirements for qualification as a "regulated investment company," each Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of each Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of each Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, each Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity a separate issuer, except that if the security is backed only by the assets and revenues of a non-governmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of each Fund to the extent necessary to comply with changes to the Federal tax requirements.

Over-The-Counter Options

      The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by a Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to the change or modification by the Commission staff of its position.

                            MANAGEMENT OF THE COMPANY

      Information about the Directors and executive officers of the Company, their ages and principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (59) -- President and Director(1)(2) -- Executive Vice President of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributors, Inc., ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.

      JOE GRILLS (65) -- Director -- P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1993; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute since 1997; Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since January 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998.

      WALTER MINTZ (71) -- Director -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982.

      ROBERT S. SALOMON, JR. (63) -- Director -- 106 Dolphin Cove Quay, Stamford,Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, Common Fund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Monthly columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

      MELVIN R. SEIDEN (69) -- Director -- 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, consulting and investments) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

      STEPHEN B. SWENSRUD (66) -- Director(2)(3) -- 24 Federal Street, Suite 400,Boston, Massachusetts 02110. Chairman of Fernwood Associates (investment adviser) since 1996; Principal, Fernwood Associates (financial consultants) since 1975; Chairman of RPP Corporation (Manufacturing) since 1978; Director of International Mobile Communications, Inc. (Telecommunications) since 1998.

      ARTHUR ZEIKEL (67) -- Director (1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of MLAM and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") from 1990 to 1999.

      CHRISTOPHER G. AYOUB (44) -- Senior Vice President(1)(2) -- First Vice President of the Investment Adviser since 1998; Vice President of the Investment Adviser from 1985 to 1997.

      LAWRENCE R. FULLER (58) -- Senior Vice President(1)(2) -- First Vice President of the Investment Adviser since 1997.

      KEVIN J. MCKENNA (42) -- Senior Vice President(1)(2) -- First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1985 to 1997.

      ERIC S. MITOFSKY (45) -- Senior Vice President(1)(2) -- First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1992 to 1997; Senior Desk Analyst with Merrill Lynch Program Trading Desk from 1987 to 1992.

      JOSEPH T. MONAGLE, JR. (51) -- Senior Vice President(1)(2) -- Senior Vice President and Department Head of the Global Fixed Income Division of the Investment Adviser and associated therewith since 1977; Senior Vice President of Princeton Services since 1993.

      GRACE PINEDA (43) -- Senior Vice President(1)(2) -- First Vice President since 1997; Vice President of the Investment Adviser since 1989. Prior to joining the Investment Adviser, Ms. Pineda was a portfolio manager with Clemente Capital, Inc.

      KEVIN RENDINO (33) -- Senior Vice President(1)(2) -- First Vice President since 1997; Vice President of the Investment Adviser since December 1993; Senior Research Analyst from 1990 to 1992; Corporate Analyst from 1988 to 1990.

      THOMAS R. ROBINSON (56) -- Senior Vice President(1)(2) -- First Vice President since 1997; Senior Portfolio Manager of the Investment Adviser since November 1995; Manager of International Equity Strategy of ML & Co.'s Global Securities Research and Economics Group from 1989 to 1995.

      WALTER D. ROGERS (57) -- Senior Vice President(1)(2) -- First Vice President since 1997; Vice President of the Investment Adviser since 1987; Vice President of Continental Insurance Asset Management from 1984 to 1987.

      ROBERT SHEARER (44) -- Senior Vice President(1)(2) -- First Vice President of the Investment Adviser since January 1998; Vice President from 1997 to 1998; Vice President and Assistant Portfolio Manager at David L. Babson and Company, Incorporated from 1996 to 1997; Vice President/Section Manager at Concert Capital Management from 1993 to 1996.

      DANIEL V. SZEMIS (40) -- Senior Vice President(1)(2) -- First Vice President of the Investment Adviser since 1997 -- Portfolio Manager with Prudential Mutual Fund Investment Management Advisors from 1990 to 1996.

      R. ELISE BAUM (39) -- Vice President(1)(2) -- First Vice President of the Investment Adviser since 1999; Vice President since 1995; Senior Fund Analyst from 1994-1995; Fund Analyst from 1993-1994; Consultant from 1992-1993.

      DONALD C. BURKE (39) -- Vice President and Treasurer(1)(2) -- Senior Vice President and Treasurer of FAM; Senior Vice President and Treasurer of Princeton Services; Vice President and Treasurer of PFD; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997.

      HARRY ESCOBAR (54) -- Vice President(1)(2) -- Director (Global Fixed Income) of the Investment Adviser since 1998.

      CLIVE D. LANG (48) -- Vice President(1) -- First Vice President with MLAMU.K. since 1997 and Senior Quantitative Analyst for the Fund since 1996. Prior to that, various positions with Paregora Asset Management Limited from 1990 to 1997, including Chief Investment officer (1994 to 1997).

      ROBERT F. MURRAY (42) -- Vice President(1)(2) -- Vice President of the Investment Adviser since 1993. Employed by the Investment Adviser since 1989.

      JACQUELINE AYOUB (42) -- Vice President(1)(2) -- Vice President of the Investment Adviser since January 1986.

      KURT SCHANSINGER (39) -- Vice President(1)(2) -- First Vice President of the Investment Adviser since 1997. Prior to joining the Investment Adviser, Mr. Schansinger spent 12 years with Oppenheimer Capital, where he rose to Senior Vice President.

      ALLAN J. OSTER (36) -- Secretary -- Consultant in Legal Advisory Group of the Investment Adviser since 1999; Associate, Drinker Biddle & Reath LLP from 1996 to 1999; Senior Counsel, U.S. Securities and Exchange Commission from 1991 to 1996.

----------
(1) Interested person, as defined in the Investment Company Act of 1940, of the Company.
(2) The officers of the Company are officers of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.

      Pursuant to the terms of the Investment Advisory Agreements, the Investment Adviser pays all compensation of officers and employees of the Company as well as the fees of all directors of the Company who are affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries. The Company pays each Director not affiliated with the Company (each a "non-interested Director") a fee of $8,000 per year plus $1,250 for each quarterly meeting of the Board of Directors attended, $7,500 per year for serving on the Audit Committee of the Board of Directors plus $1,250 for each meeting of the Audit Committee attended if such meeting is held on a day other than a day on which the Board of Directors meets, and reimbursement of out-of-pocket expenses.

      The following table sets forth for the fiscal year ended December 31, 1998 compensation paid by the Company to the non-interested Directors and for the calendar year ended December 31, 1998, the aggregate compensation paid by all investment companies (including the Company) advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested
Directors:

                                                 Pension or                      Total Compensation
                                                 Retirement                         from Company
                                Aggregate     Benefits Accrued      Estimated       and Mlam/Fam
                              Compensation       As Part of          Annual        Advised Funds
                                  from             Company        Benefits Upon        Paid To
Name of Director                 Company           Expense         Retirement       Directors(1)
---------------               ------------     --------------     ------------    ----------------
Walter Mintz(1) .............    $25,500             None              None           $178,583
Melvin R. Seiden(1) .........     25,500             None              None            178,583
Stephen B. Swendsrud(1) .....     25,500             None              None            195,583
Joe Grills(1) ...............     25,500             None              None            198,333
Robert S. Salomon, Jr.(1) ...     25,500             None              None            178,583

----------
(1)   The  Directors  serve on the boards of MLAM/FAM  Advised Funds as follows:
      Mr. Grills (23 registered investment companies consisting of 55 portfolios); Mr. Mintz (20 registered investment companies consisting of 41 portfolios); Mr. Salomon (20 registered investment companies consisting of 41 portfolios); Mr. Seiden (20 registered investment companies consisting of 41 portfolios); and Mr. Swensrud (23 registered investment companies consisting of 56 portfolios).

      Mr. Zeikel and the officers of the Company owned on March 31, 1999 in the aggregate less than 1% of the outstanding Common Stock of Merrill Lynch & Co., Inc. The Company has an Audit Committee consisting of all of the directors of the Company who are not interested persons of the Company.

Code of Ethics

      The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

      The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                        INVESTMENT ADVISORY ARRANGEMENTS

      The Company has entered into eight separate investment advisory agreements (the "Investment Advisory Agreements") relating to the Funds with Merrill Lynch Asset Management, L.P. ("MLAM"), the Investment Adviser (the "Investment Advisor"), a wholly owned subsidiary of Merrill Lynch & Co., Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The Investment Adviser or its affiliate, Fund Asset Management, L.P. ("FAM"), currently acts as the investment adviser to over 100 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As of December 1998, FAM and MLAM had a total of $501 billion in investment company and other portfolio assets under management, including selected accounts of certain affiliates of MLAM.

      While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Company, the Investment Advisory Agreements provide that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Funds and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Funds, who consider information from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Company (certain of which it may delegate to third parties) and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreements. The Investment Adviser has access to the full range of the securities and economic research facilities of Merrill Lynch.

      The principal executive officers and directors of the Investment Adviser are Jeffery M. Peek, President; Terry K. Glenn, Executive Vice President; Robert
W. Crook, Senior Vice President; Linda L. Federici, Senior Vice President; Vincent R. Giordano, Senior Vice President; Michael J. Hennewinkel, Senior Vice President, General Counsel, Director and Secretary; Philip L. Kirstein, Senior Vice President; Ronald M. Kloss, Senior Vice President; Debra W. Landsman-Yaros, Senior Vice President; Stephen M. M. Miller, Senior Vice President; Joseph T. Monagle, Jr., Senior Vice President; Gregory Upah, Senior Vice President; and Brian A. Murdock, Senior Vice President; Donald C. Burke, Senior Vice President; Michael G. Clark, Senior Vice President and Mark A. DeSario, Senior Vice President.

      Securities held by any Fund may also be held by other funds for which the Investment Adviser or FAM acts as an adviser or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for any Fund or other funds for which the Investment Adviser or FAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      Advisory Fee. As compensation for its services to the Company and its Funds, the Investment Adviser receives a fee from the Company at the end of each month at an annual rate of 0.75% of the average daily net assets of each of the Special Value Focus Fund, Global Growth Focus Fund, and International Equity Focus Fund, 0.60% of the average daily net assets of the Capital Focus Fund, 0.65% of the average daily net assets of each of the Natural Resources Focus Fund, Fundamental Growth Focus Fund and Global Strategy Focus Fund, 0.55% of the average daily net assets of the American Balanced Fund, 0.50% of the average daily net assets of the Domestic Money Market Fund and Government Bond Fund, 0.60% of the average daily net assets of the Basic Value Focus Fund, Global Bond Focus Fund and Global Utility Focus Fund, 1.00% of the average daily net assets of the Developing Capital Markets Focus Fund, 0.30% of the average daily net assets of the Index 500 Fund and at the following annual rates with respect to the other Funds:

Reserve Assets Fund

     Portion of average daily value of net assets of the Fund:

                                                                   Advisory Fee
                                                                   ------------
      Not exceeding $500 million ................................     0.500%
      In excess of $500 million but not exceeding $750 million ..     0.425%
      In excess of $750 million but not exceeding $1 billion ....     0.375%
      In excess of $1 billion but not exceeding $1.5 billion ....     0.350%
      In excess of $1.5 billion but not exceeding $2 billion ....     0.325%
      In excess of $2 billion but not exceeding $2.5 billion ....     0.300%
      In excess of $2.5 billion .................................     0.275%

Quality Equity Fund

     Portion of average daily value of net assets of the Fund:

                                                                   Advisory Fee
                                                                   ------------
      Not exceeding $250 million ................................     0.500%
      In excess of $250 million but not exceeding $500 million ..     0.450%
      In excess of $300 million but not exceeding $400 million ..     0.425%
      In excess of $400 million .................................     0.400%

Prime Bond Fund and High Current Income Fund

     Portion of aggregate average daily value of net assets of both Funds:

                                                              High     Advisory
                                                            Current    Fee Prime
                                                          Income Fund  Bond Fund
                                                          -----------  ---------
      Not exceeding $250 million .........................    0.55%       0.50%
      In excess of $250 million but not exceeding
        $500 million .....................................    0.50%       0.45%
      In excess of $500 million but not exceeding
        $750 million .....................................    0.45%       0.40%
      In excess of $750 million ..........................    0.40%       0.35%

      These fee rates for the Prime Bond Fund and High Current Income Fund are applied to the average daily net assets of each Fund, with the reduced rates shown below applicable to portions of each Fund to the extent that the aggregate of the average daily net assets of the combined Fund exceed $250 million, $300 million, $400 million and $800 million (each such amount being a "breakpoint level"). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a "uniform percentage" basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate of the average daily net assets of the combined Fund that falls within that breakpoint level by the aggregate of the average daily net assets of the combined Fund. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

      The Investment Adviser and Merrill Lynch Life Agency, Inc. ("MLLA") entered into two reimbursement agreements, dated April 30, 1985 and February 11, 1992 and amended effective October 9, 1997 (as so amended, the "Reimbursement Agreements"), that provide that the expenses paid by each Fund (excluding interest, taxes, brokerage fees and commissions and extraordinary charges such as litigation costs, and excluding the distribution fees if any imposed on Class B shares of such Fund) will be limited to 1.25% of its average net assets. Any such expenses in excess of this percentage will be reimbursed to the Fund by the Investment Adviser which, in turn, will be reimbursed by MLLA. The Reimbursement Agreements may be amended or terminated by the parties thereto upon prior written notice to the Company. For the fiscal year ended December 31, 1998, the Investment Adviser earned fees of $1,126,826 for the Developing Capital Markets Focus Fund of which $193,001 was voluntarily waived. For the fiscal year ended December 31, 1997, the Investment Adviser earned fees of $30,733,366 and reimbursed $217,067 for the Developing Capital Markets Focus Fund, and $78,164 for the Government Bond Fund. For the fiscal year ended December 31, 1996, the Investment Adviser earned fees of $765,718 for the Developing Capital Markets Focus Fund of which $52,388 was voluntarily waived, $297,926 for the Government Bond Fund of which $264,214 was voluntarily waived, and $1,638 for the Index 500 Fund, all of which was voluntarily waived. In addition, the Investment Adviser has also reimbursed the Index 500 Fund $1,651 in additional expenses.

      The Investment Advisory Agreements relating to the Company's Funds, unless earlier terminated as described below, will continue in effect from year to year if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the respective Funds, and (b) by a majority of the directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Board of Directors of the Company approved the continuation of the Investment Advisory Agreements relating to all Funds, at a meeting held on April 13, 1999. The Investment Advisory Agreements are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the respective Funds.

      The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect wholly owned subsidiary of ML & Co., and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Funds in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Funds pursuant to the Investment Advisory Agreement.

      The Investment Adviser has entered into administrative services agreements with certain Insurance Companies, including MLLIC and ML of New York, pursuant to which the Investment Adviser compensates such companies for administrative responsibilities relating to the Company which are performed by such Insurance Companies.

      Payment of  Expenses.  The  Investment  Advisory  Agreements  obligate the
Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Funds, as well as the fees of all directors of the Company who are affiliated persons of Merrill Lynch & Co., Inc. or any of its subsidiaries. Each Fund will pay all other expenses incurred in its operation, including a portion of the Company's general administrative expenses allocated on the basis of the Fund's asset size. Expenses that will be borne directly by the Funds include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Fund. Expenses which will be allocated on the basis of size of the respective Funds include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies and stock certificates, Securities and Exchange Commission fees, accounting costs and other expenses properly payable by the Company and allocable on the basis of size of the respective Funds. Accounting services are provided for the Company by the Investment Adviser, and the Company reimburses the Investment Adviser for its costs in connection with such services. For the fiscal years ended December 31, 1998, December 31, 1997, and December 31, 1996 the amount of such reimbursement was $1,151,573, $1,157,644 and $903,975, respectively. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors has determined that this is an appropriate method of allocation of expenses.

      During the Company's fiscal year ended December 31, 1998, the total operating expenses attributable to the Class A Shares of the Company's Funds (including the advisory fees paid to the Investment Adviser), before any fee waiver or reimbursement of a portion of such expenses, expressed as a percentage of each Fund's average net assets were as follows: 0.68% of the Reserve Asset's Fund's average net assets, 0.48% of the Prime Bond Fund's average net assets, 0.53% of the High Current Income Fund's average net assets, 0.49% of the Quality Equity Fund's average net assets, 0.81% of the Special Value Focus Fund's average net assets, 0.36% of the Index 500 Fund's average net assets, 0.88% of the Natural Resources Focus Fund's average net assets, 0.62% of the American Balanced Fund's average net assets, 0.56% of the Domestic Money Market Fund's average net assets, 0.72% of the Global Strategy Focus Fund's average net assets, 0.66% of the Basic Value Focus Fund's average net assets, 0.75% of the Global Bond Focus Fund's average net assets, 0.68% of the Global Utility Focus Fund's average net assets, 0.89% of the International Equity Focus Fund's average net assets, 1.42% of the Developing Capital Markets Focus Fund's average net assets, 0.56% of the Government Bond Fund's average net assets, 1.03% of the Global Growth Focus Fund's average net assets, 0.86% of the Capital Focus Fund's average net assets .

      During the Company's fiscal year ended December 31, 1998, the total operating expenses attributable to the Class B Shares of the Company's Funds (including the advisory fees paid to the Investment Adviser), before any fee waiver or reimbursement of a portion of such expenses, expressed as a percentage of each Fund's average net assets, were as follows: 0.97% of the Special Value Focus Fund's average net assets, 0.82% of the Basic Value Focus Fund's average net assets, and 1.72% of the Developing Capital Markets Focus Fund's average net assets.

      The Funds have adopted a Distribution Plan (the "Plan") with regards to the Class B Common Stock of each Fund, pursuant to Rule 12b-1 under the Investment Company Act. The Plan permits the Company to pay to each Insurance Company that enters into an agreement with the Company to provide distribution related services to Contract owners, a fee, at the end of each month, of up to 0.15% of the net asset value of the Class B Common Stock of each Fund held by such Insurance Company. Such services include, but are not limited to, (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners, (b) services relating to the development, preparation, printing and mailing of Company advertisements, sales literature and other promotional materials describing and/or relating to the Company and including materials intended for use within the Insurance Company, (c) holding seminars and sales meetings designed to promote the distribution of the Class B Shares of the Funds, (d) obtaining information and providing explanations to Contract owners regarding the investment objectives and policies and other information about the Company and its Funds, including the performance of the Funds, (e) training sales personnel regarding the Company and the Funds, (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Separate Accounts of the Insurance Company, (g) providing personal services and/or maintenance of the Separate Accounts with respect to Class B Shares of the Funds attributable to such accounts, and (h) financing any other activity that the Company's Board of Directors determines is primarily intended to result in the sale of Class B Shares. For the fiscal year ended December 31, 1998, the Company paid an aggregate of $3,570 in fees pursuant to the Plan to various Insurance Companies providing services under the Plan.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each class of shares of each Fund is determined once daily by the Investment Adviser immediately after the declaration of dividends, if any, and is determined as of fifteen minutes following the close of trading (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. The NYSE is open on business days other than national holidays and Good Friday. The net asset value per share of each class of shares of a Fund other than the Domestic Money Market and Reserve Assets Funds is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by such Fund and attributable to such class minus all liabilities (including accrued expenses) attributable to such class by the total number of shares of such class outstanding of that Fund at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

      Except with respect to securities held by the Domestic Money Market and Reserve Assets Funds having a remaining maturity of 60 days or less, securities held by each Fund will be valued as follows: Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. Long positions in securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation, provided however that the Index 500 Fund will value its portfolio holdings which trade on the NASDAQ national market system at the last sale price prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by under the authority of the Directors as the primary market. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the OTC market. When a Fund writes an option, the amount of the premium received is recorded on the books as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Securities held by the Domestic Money Market and Reserve Assets Funds with a remaining maturity of 60 days or less are valued on an amortized cost basis, unless particular circumstances dictate otherwise.

      The Company has used pricing services, including Merrill Lynch Securities Pricing(SM) Service ("MLSPS"), to value securities held by the High Current Income and Prime Bond Funds and to value bonds held by other of the Company's Funds. The Board of Directors of the Company has examined the methods used by the pricing services in estimating the value of securities held by the Funds and believes that such methods will reasonably and fairly approximate the price at which those securities may be sold and result in a good faith determination of the fair value of such securities; however, there is no assurance that securities can be sold at the prices at which they are valued. During the fiscal year ended December 31, 1998, American Balanced Fund, Global Strategy

Focus Fund, Global Utility Focus Fund, High Current Income Fund, Government Bond Fund, Prime Bond Fund and Capital Focus Fund paid MLSPS $263, $155, $29, $5,613, $2,880, $8,190 and $57, respectively.

      Since the net investment income of the Domestic Money Market and Reserve Assets Funds (including realized gains and losses on its portfolio securities) is declared as a dividend each time the net income of the Funds are determined (see "Dividends, Distributions and Taxes"), the net asset value per share of the Funds normally remains at $1.00 per share immediately after each such determination and dividend declaration. The Board of Directors of the Company expects that the Domestic Money Market and Reserve Assets Funds will have a positive net income at the time of each determination. If for any reason the net income of either Fund is a negative amount (i.e., net realized and unrealized losses and expenses exceed interest income), that Fund will reduce the number of its outstanding shares. This reduction will be effected by having the Separate Accounts of the Insurance Companies proportionately contribute to the capital of the Fund the necessary shares that represent the amount of the excess upon such determination. It is anticipated that the Insurance Companies will agree to such contribution in these circumstances. Any such contribution will be treated as a negative dividend for purposes of the Net Investment Factor under the Contracts described in the Prospectus for the Contracts. See "Dividends, Distributions and Taxes" for a discussion of the tax effect of such a reduction. This procedure will permit the net asset value per share of the Domestic Money Market and Reserve Assets Funds to be maintained at a constant value of $1.00 per share.

      If in the view of the Board of Directors of the Company it is inadvisable to continue the practice of maintaining the net asset value of the Domestic Money Market and Reserve Assets Funds at $1.00 per share, the Board of Directors of the Company reserves the right to alter the procedure. The Company will notify the Insurance Companies of any such alteration.

      Each of the International Equity Focus Fund, Global Utility Focus Fund, Global Bond Focus Fund, Global Growth Focus Fund, and Developing Capital Markets Focus Fund may invest a substantial portion of its assets in foreign securities which are traded on days on which such Fund's net asset value is not computed. On any such day, shares of such a Fund may not be purchased or redeemed since shares of a Fund may only be purchased or redeemed on days on which the Fund's net asset value is computed.

      Securities held by the Domestic Money Market and Reserve Assets Funds with a remaining maturity of 60 days or less are valued on an amortized cost basis, unless particular circumstances dictate otherwise. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); and thereafter the Domestic Money Market and Reserve Assets Funds assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. If, due to the impairment of the creditworthiness of the issuer of a security held by either Fund or to other factors with respect to such security, the fair value of such security is not fairly reflected through the amortized cost method of valuation, such security will be valued at fair value as determined in good faith by the Board of Directors.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      None of the Company's Funds has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors of the Company, the Investment Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transactions and difficulty of execution. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Company will not necessarily be paying the lowest spread or commission available.

      If the securities in which a particular Fund of the Company invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own account. On occasions, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of each Fund will primarily consist of brokerage commissions or underwriter or dealer spreads. Under the Investment Company Act of 1940, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of the Company's portfolio securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Company, including Merrill Lynch Government Securities Inc. ("GSI"), Merrill Lynch Money Markets Inc. ("MMI") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), may not serve as the Company's dealer in connection with such transactions except pursuant to exemptive orders from the Securities and Exchange Commission, such as the one described below. However, affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis, subject to the Company's policy of obtaining best price and execution. The Company may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except in accordance with rules and regulations under the Investment Company Act of 1940.

      The Securities and Exchange Commission has issued an exemptive order permitting the Company to conduct principal transactions with respect to the Domestic Money Market and Reserve Assets Funds with GSI and MMI in U.S. Government and government agency securities, and certain other money market securities, subject to a number of conditions, including conditions designed to insure that the prices to the Funds available from GSI and MMI are equal to or better than those available from other sources. GSI and MMI have informed the Company that they will in no way, at any time, attempt to influence or control the activities of the Company or the Investment Adviser in placing such principal transactions. The exemptive order allows GSI and MMI to receive a dealer spread on any transaction with the Company no greater than their customary dealer spreads for transactions of the type involved. Certain court decisions have raised questions as to whether investment companies should seek to "recapture" brokerage commissions and underwriting and dealer spreads by effecting their purchases and sales through affiliated entities. In order to effect such an arrangement, the Company would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The Board of Directors has considered the possibilities of seeking to recapture spreads for the benefit of the Company and, after reviewing all factors deemed relevant, has made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Company will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act of 1940, if the Directors should determine that recapture is in the best interests of the Company or otherwise required by developments in the law.

      While the Investment Adviser seeks to obtain the most favorable net results in effecting transactions in the Funds' portfolio securities, dealers who provide supplemental investment research of the Investment Adviser may receive orders for transactions by the Funds. Such supplemental research services ordinarily consist of assessments and analysis of the business or prospects of a company, industry or economic sector. If, in the judgment of the Investment Adviser, a particular Fund or Funds will be benefited by such supplemental research services, the Investment Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreements. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts. For the fiscal year ended December 31, 1998, the Company paid brokerage commissions of $9,859,536, of which $616,864 was paid to Merrill Lynch. For the fiscal year ended December 31, 1998, the brokerage commissions paid to Merrill Lynch represented 6.25% of the aggregate brokerage commissions paid and involved 6.91% of the Company's dollar amount of transactions involving payment of commissions during the year. For the fiscal year ended December 31, 1997, the Company paid brokerage commissions of $8,344,021, of which $302,843 was paid to Merrill Lynch. For the fiscal year ended December 31, 1996, the Company paid brokerage commissions of $6,656,814, of which $266,405 was paid to Merrill Lynch.

Portfolio Turnover

      Each Fund has a different expected rate of portfolio turnover; however, rate of portfolio turnover will not be a limiting factor when management of the Company deems it appropriate to purchase or sell securities for a Fund. Because of the short-term nature of the securities in which the Domestic Money Market and Reserve Assets Funds will invest, and because such Funds' investments will be constantly changing in response to market conditions, no portfolio turnover rate may be accurately stated for the Domestic Money Market and Reserve Assets Funds.

      Below are portfolio turnover rates for each of the Funds, for the fiscal years ended December 31, 1998 and December 31, 1997:

                                                            1998           1997
                                                            ----           ----
American Balanced Fund ...........................        102.47%        136.71%
Basic Value Focus Fund ...........................        113.44%         95.52%
Capital Focus Fund* ..............................         29.48%
Developing Capital Markets Focus Fund ............        121.06%         93.62%
Fundamental Growth Focus Fund** ..................           N/A            N/A
Global Bond Focus Fund ...........................        127.93%        568.76%
Global Growth Focus Fund* ........................         15.25%
Global Strategy Focus Fund .......................        120.59%        108.66%
Global Utility Focus Fund ........................          5.20%          7.70%
Government Bond Fund .............................         43.10%        117.65%
High Current Income Fund .........................         33.63%         53.63%
Index 500 Fund ...................................         11.92%         36.85%
International Equity Focus Fund ..................        126.23%        127.96%
Natural Resources Focus Fund .....................         29.65%         20.93%
Prime Bond Fund ..................................        103.24%         89.22%
Quality Equity Fund ..............................        100.29%        100.08%
Special Value Focus Fund .........................         56.29%        147.06%


----------
 * Commencement of operations is June 5, 1998.
** Commencement of operations is March 28, 2000.


                               PURCHASE OF SHARES

      The Company continuously offers shares of Class A Common Stock of each of the Funds and shares of Class B Common Stock of the Basic Value Focus Fund, Developing Capital Markets Focus Fund and the Special Value Focus Fund to the Insurance Companies at prices equal to the respective per share net asset value of the Funds. Princeton Funds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Investment Adviser, acts as the distributor of the shares.

      The Company will offer shares of Class B Stock in each of its other Funds to the Insurance Companies at the per share price of the Class A Common Stock of the corresponding Fund until such time as a share of Class B Common Stock is purchased, and thereafter, the Company will continuously offer shares of Class B Common Stock at prices equal to the respective per share net asset value of the Class B Common Stock of the Funds. The Distributor acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Additional Information -- Determination of Net Asset Value."

      The Company and the Distributor reserve the right to suspend the sale of shares of each Fund in response to conditions in the securities markets or otherwise.

                              REDEMPTION OF SHARES

      The Company is required to redeem all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

      The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of portfolio securities or determination of the net asset value of each Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Fund.

                               DIVIDENDS AND TAXES

Dividends

      It is the Company's intention to distribute substantially all of the net investment income, if any, of each Fund. For dividend purposes, net investment income of each Fund, other than the Company's Domestic Money Market and Reserve Assets Funds, will consist of all payments of dividends or interest received by such Fund less the estimated expenses of such Fund (including fees payable to the Investment Adviser). Net investment income of the Domestic Money Market and Reserve Assets Funds (from the time of the immediate preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized and unrealized gains (other than realized long-term capital gains) and losses on its portfolio securities, (iii) less the estimated expenses of the respective Fund (including the fees payable to the Investment Adviser) applicable to that dividend period. Dividends on the Domestic Money Market and Reserve Assets Funds are declared daily and reinvested monthly in additional full and fractional shares of such Fund. Dividends from net investment income of the Global Bond Focus, Government Bond, High Current Income and Prime Bond Funds are declared and reinvested monthly in additional full and fractional shares of the respective Funds at net asset value. Dividends from net investment income of the Global Utility Focus Fund are declared and reinvested quarterly in additional full and fractional shares of the Fund. Dividends from net investment income of the American Balanced, Basic Value Focus, Capital Focus, Developing Capital Markets Focus, Special Value Focus, Global Strategy Focus, Global Growth Focus, Index 500, International Equity Focus, National Resources Focus, Quality Equity and Fundamental Growth Focus Funds are declared and reinvested at least annually in additional full and fractional shares of the respective Funds.

      All net realized long-term or short-term capital gains of the Company, if any, other than short-term capital gains of the Domestic Money Market and Reserve Assets Funds, are declared and distributed annually after the close of the Company's fiscal year to the shareholders of the Fund or Funds to which such gains are attributable. Short-term capital gains are taxable as ordinary income.

Federal Income Taxes

      Under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund of the Company will be treated as a separate corporation for federal income tax purposes and, thus, each Fund is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Funds. Each Fund intends to continue to qualify as a regulated investment company under certain provisions of the Code. Under such provisions, a Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities and derive less than 30% of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of stocks, securities, certain options, futures or forward contracts and certain foreign currencies held for less than three months. In addition, the Code requires that each Fund meet certain diversification requirements, including the requirement that not more than 25% of the value of a Fund's total assets be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. Each of the Company's Funds, including the Natural Resources Focus Fund, intends to comply with the above-described requirements.

      On occasion, some amount of the dividends of the Domestic Money Market Fund or the Reserve Assets Fund for a fiscal year may constitute a return of capital, in which case such amount would be applied against and reduce the Separate Account's tax basis in shares of such Fund. If such amount were to exceed the Separate Account's tax basis for shares of the Domestic Money Market Fund or the Reserve Assets Fund, the excess would be treated as gain from the sale or exchange of such shares.

      On occasion the net income of the Domestic Money Market Fund or the Reserve Assets Fund may be a negative amount as a result of a net decline in the value of the portfolio securities of the Fund which is in excess of the interest earned. Consequently, the Fund will reduce the number of its outstanding shares to reflect the negative net income. The adjustment may result in gross income to shareholders in excess of the net dividend credited to such shareholders for a period. In such a case, such shareholders' tax basis in the shares of the Domestic Money Market Fund or the Reserve Assets Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. Such difference may be realized as a capital loss when the shares are liquidated.

      Dividends paid by the Company from its ordinary income and distributions of the Company's net realized capital gains are includable in the respective Insurance Company's gross income. Distributions of the Company's net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective
Insurance Company's tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company's tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code designating the amount and character of any distributions made during such year.

      Certain Funds may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"), as described in the Prospectus and in this Statement of Additional Information. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

      Certain Funds may invest up to 10% of their total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

      The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain countries in which the Fund intends to invest. No such regulations have been issued.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, and such change may apply retroactively.

                            DISTRIBUTION ARRANGEMENTS

      The Company has entered into a distribution agreement (the "Distribution Agreement") with Merrill Lynch Funds Distributor, Inc. with respect to the sale of the Company's shares, other than shares of the Class A Common Stock and Class B Common Stock of the Global Growth Fund and the Capital Focus Fund, to the Distributor for resale to Insurance Companies' accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. The Distributor is a wholly owned subsidiary of the Investment Adviser. The continuation of the Distribution Agreement was approved by the Company's Board of Directors at a meeting held on April 13, 1999.

      The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreements described above.

                                PERFORMANCE DATA

      From time to time the average annual total return and other total return data, as well as yield, of one or more of the Company's Funds may be included in advertisements or information furnished to present or prospective Contract
Owners. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the Securities and Exchange Commission. In connection with its reorganization on December 6, 1996, the Global Bond Focus Fund (i) acquired substantially all of the assets and assumed substantially all the liabilities of the International Bond Fund, a separate Fund of the Company, (ii) implemented a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and (iii) changed its name from the World Income Focus Fund to its current name. For the period from the commencement of the World Income Focus Fund's operations through its reorganization on December 6, 1996, the portfolio of the Fund included debt securities rated below investment grade (i.e., junk bonds). On December 6, 1996, the Government Bond Fund (i) implemented a change in its investment objective so that the Fund may invest in any debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities without regard to remaining maturity and (ii) changed its name from the Intermediate Government Bond Fund to its current name. For the period from the commencement of the Fund's operations through December 6, 1996, the portfolio of the Intermediate Government Bond Fund consisted primarily of intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. As a result of the foregoing changes in the investment objective of each of the Global Bond Focus Fund and the Government Bond Fund, the performance information set forth herein and in the Prospectus for the period prior to December 6, 1996 may not be indicative of future performance of each Fund.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

      Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period. Because no shares of Class B Common Stock of the Prime Bond Fund, the High Current Income Fund, the Global Bond Focus Fund and the Government Bond Fund were in issue prior to December 31, 1997, the yield information below relates to Class A Common Stock only. The yield for the 30-day period ending December 31,

1998 was 5.78% for the Prime Bond Fund, 10.39% for the High Current Income Fund, 3.85% for the Global Bond Focus Fund and 4.67% for the Government Bond Fund.

      Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

      On occasion, one or more of the Company's Funds may compare its performance to that of the S&P 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., or Variable Annuity Research Data Service or contained in publications such as Morningstar Publications, Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, Business Week, Financial Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

      The Reserve Assets Fund and the Domestic Money Market Fund normally compute annualized yield by determining the net change for a seven-day base period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365 and then dividing by seven. Under this calculation, the yield does not reflect realized and unrealized gains and losses on portfolio securities. The Funds may also include its yield in advertisements, calculated in the same manner as set forth above but including realized and unrealized gains and losses. The Securities and Exchange Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return by dividing the base period by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. This compounded yield calculation also excludes realized or unrealized gains or losses on portfolio securities.

      Set forth below is average annual total return information for the shares of each of the Company's Funds, other than the Reserve Assets Fund and Domestic Money Market Fund. The total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease total return.

                           AVERAGE ANNUAL TOTAL RETURN

                                                               Redeemable Value
                                           Expressed as a      of a Hypothetical
                                       Percentage Based on a   $1,000 Investment
   Average Annual Total Return           Hypothetical $1,000   at the End of the
       for Class A Shares                    Investment             Period
   --------------------------          ----------------------  -----------------

PRIME BOND FUND:
One Year Ended December 31, 1998 ......         7.85%                 $1,078.50
Five Years Ended December 31, 1998 ....         6.50%                 $1,369.80
Ten Years Ended December 31, 1998 .....         8.81%                 $2,325.70

HIGH CURRENT INCOME FUND:
One Year Ended December 31, 1998 ......        (3.09)%                $  969.50
Five Years Ended December 31, 1998 ....         6.23%                 $1,352.60
Ten Years Ended December 31, 1998 .....        10.37%                 $2,682.50

QUALITY EQUITY FUND:
One Year Ended December 31, 1998 ......        15.58%                 $1,155.80
Five Years Ended December 31, 1998 ....        15.35%                 $2,041.80
Ten Years Ended December 31, 1998 .....        15.20%                 $4,116.20

SPECIAL VALUE FOCUS FUND:
One Year Ended December 31, 1998 ......        (6.50)%                $  935.00
Five Years Ended December 31, 1998 ....         8.85%                 $1,528.00
Ten Years Ended December 31, 1998 .....        10.60%                 $2,739.80

INDEX 500 FUND:
One Year Ended December 31, 1998 ......        28.28%                 $1,282.80
Inception* Through December 31, 1998 ..        30.76%                 $1,732.40

NATURAL RESOURCES FOCUS FUND:
One Year Ended December 31, 1998 ......       (15.30)%                $  847.00
Five Years Ended December 31, 1998 ....        (0.79)%                $  961.40
Ten Years Ended December 31, 1998 .....         1.92%                 $1,209.80

AMERICAN BALANCED FUND:
One Year Ended December 31, 1998 ......        13.56%                 $1,135.60
Five Years Ended December 31, 1998 ....        11.05%                 $1,689.20
Ten years Ended December 31, 1998 .....        11.32%                 $2,923.30

GLOBAL STRATEGY FOCUS FUND:
One Year Ended December 31, 1998 ......         8.87%                 $1,088.70
Five Years Ended December 31, 1998 ....         8.49%                 $1,503.20
Inception* Through December 31, 1998 ..         9.56%                 $1,867.00

BASIC VALUE FOCUS FUND:
One Year Ended December 31, 1998 ......         9.44%                 $1,094.40
Five Years Ended December 31, 1998 ....        15.40%                 $2,046.60
Inception* Through December 31, 1998 ..        15.80%                 $2,241.00

GLOBAL BOND FOCUS FUND:
One Year Ended December 31, 1998 ......        12.62%                 $1,126.20
Five Years Ended December 31, 1998 ....         6.75%                 $1,386.30
Inception* Through December 31, 1998 ..         7.23%                 $1,468.10

GLOBAL UTILITY FOCUS FUND:
One Year Ended December 31, 1998 ......        24.06%                 $1,240.60
Five Years Ended December 31, 1998 ....        14.95%                 $2,006.90
Inception* Through December 31, 1998 ..        14.87%                 $2,144.40

INTERNATIONAL EQUITY FOCUS FUND:
One Year Ended December 31, 1998 ......         7.80%                 $1,078.00
Five Years Ended December 31, 1998 ....         3.07%                 $1,163.40
Inception* Through December 31, 1998 ..         4.64%                 $1,283.30

DEVELOPING CAPITAL MARKETS FOCUS FUND:
One Year Ended December 31, 1998 ......       (29.39)%                $  706.10
Inception* Through December 31, 1998 ..        (7.74)%                $  686.60

GOVERNMENT BOND FUND:
One Year Ended December 31, 1998 ......         8.76%                 $1,087.60
Inception* Through December 31, 1998 ..         7.87%                 $1,423.80

CAPITAL FOCUS FUND
Inception* Through December 31, 1998 ..        (2.40)%                $  976.00

GLOBAL GROWTH FOCUS FUND
Inception* Through December 31, 1999 ..         8.20%                 $1,082.00

FUNDAMENTAL GROWTH FOCUS FUND
Inception* ............................          N/A                        N/A

                                                               Redeemable Value
                                          Expressed as a       of a Hypothetical
                                       Percentage Based on a   $1,000 Investment
   Average Annual Total Return          Hypothetical $1,000    at the End of the
       for Class B Shares                   Investment              Period
   --------------------------          ---------------------   -----------------

SPECIAL VALUE FOCUS FUND
One Year Ended December 31, 1998 ......        (6.52)%                $  934.80
Inception* Through December 31, 1998 ..       (14.47)%                $  830.40

BASIC VALUE FOCUS FUND:
One Year Ended December 31, 1998 ......         9.28%                 $1,092.80
Inception* Through December 31, 1998 ..         7.67%                 $1,089.40

DEVELOPING CAPITAL MARKETS FOCUS FUND:
One Year Ended December 31, 1998 ......       (29.51)%                $  704.90
Inception* Through December 31, 1998 ..       (26.60)%                $  698.80


----------
* Inception for the Class A Common Stock of the Global Strategy Focus Fund is February 28, 1992; Basic Value Focus Fund is July 1, 1993; Global Bond Focus Fund is July 1, 1993; Global Utility Focus Fund is July 1, 1993; International Equity Focus Fund is July 1, 1993; Developing Capital Markets Focus Fund is May 2, 1994; Government Bond Fund is May 2, 1994; Index 500 Fund is December 13, 1996; Capital Focus Fund is June 5, 1998; and Global Growth Focus Fund is June 5, 1998. Inception for the Class B Common Stock of the Basic Value Focus Fund is November 3, 1997; Developing Capital Markets Focus Fund is November 3, 1997; Special Value Focus Fund is October 23, 1997; Fundamental Growth Focus Fund is March 28, 2000.


                             ADDITIONAL INFORMATION

      Under a separate agreement Merrill Lynch has granted the Company the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company, and the Company has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

Organization of the Company


      The Company was incorporated on October 16, 1981, and operations of its Reserve Assets Fund commenced on November 12, 1981. Operations of the Prime
Bond, High Current Income, Quality Equity and Special Value Focus Funds commenced on April 20, 1982. The Natural Resources Focus Fund and the American Balanced Fund commenced operations on June 1, 1988 and June 1, 1988, respectively. The Domestic Money Market Fund and the Global Strategy Focus Fund commenced operations on February 20 and February 28, 1992, respectively. The Basic Value Focus, Global Bond Focus, Global Utility Focus and International Equity Focus Funds commenced operations on July 1, 1993. The Developing Capital Markets Focus Fund and Government Bond Fund commenced operations on May 2, 1994. The Index 500 Fund commenced operations on December 13, 1996. The Global Growth Focus Fund and the Capital Focus Fund commenced operations on or about June 5, 1998. The Fundamental Growth Focus Fund commenced operations on March 28, 2000.


      The authorized capital stock of the Company consists of 4,100,000,000 shares of Class A Common Stock, par value $0.10 per share, and 3,700,000,000 shares of Class B Common Stock, par value $0.10 per share. The shares of Class A and Class B Common Stock are each divided into nineteen classes designated Merrill Lynch American Balanced Fund Common Stock, Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch Capital Focus Fund Common Stock, Merrill Lynch Developing Capital Markets Focus Fund Common Stock, Merrill Lynch Domestic Money Market Fund Common Stock, Merrill Lynch Fundamental Growth Focus Fund, Merrill Lynch Global Bond Focus Fund Common Stock, Merrill Lynch Global Strategy Focus Fund Common Stock, Merrill Lynch Global Utility Focus Fund Common Stock, Merrill Lynch Global Growth Focus Fund Common Stock, Merrill Lynch Government Bond Fund Common Stock, Merrill Lynch High Current Income Fund Common Stock, Merrill Lynch Index 500 Common Stock, Merrill Lynch International Equity Focus Fund Common Stock, Merrill Lynch Natural Resources Focus Fund Common Stock, Merrill Lynch Prime Bond Fund Common Stock, Merrill Lynch Quality Equity Fund Common Stock, Merrill Lynch Reserve Assets Fund Common Stock and Merrill Lynch Special Value Focus Fund Common Stock, respectively. The Company may, from time to time, at the sole discretion of its Board of Directors and without the need to obtain the approval of its shareholders or of Contract owners, offer and sell shares of one or more of such classes. Each class consists of 100,000,000 Class A shares and 100,000,000 Class B shares except for Domestic Money Market Fund Common Stock which consists of 1,300,000,000 Class A shares and 1,300,000,000 Class B shares, Reserve Assets Fund Common Stock which consists of 500,000,000 Class A shares and 500,000,000 Class B shares, Global Bond Focus Fund Common Stock which consists of 200,000,000 Class A Shares and 200,000,000 Class B shares. Global Strategy Focus Fund Common Stock which consists of 200,000,000 Class A shares and 200,000,000 Class B shares, Basic Value Focus Fund Common Stock which consists of 300,000,000 Class A shares and 100,000,000 Class B shares, High Current Income Fund Common Stock which consists of 200,000,000 Class A shares and 100,000,000 Class B shares and Prime Bond Fund Common Stock which consists of 200,000,000 Class A shares and 100,000,000 Class B shares.

      All shares of Common Stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the Investment Company Act of 1940 and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Company may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under "Redemption of Shares." Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Company does not intend to hold meetings of shareholders unless under the Investment Company Act of 1940 shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.


      Family Life purchased $1,000 worth of shares of each of the Natural Resources Focus Fund and the American Balanced Fund on April 29, 1988 and $1,999,000 worth of shares of each such Fund on May 27, 1988. Family Life also provided the initial capitalization for each of the Company's other Funds other than the Funds named below for which MLLIC provided the initial capitalization. MLLIC purchased $100 worth of shares of each of the Domestic Money Market and Global Strategy Focus Funds on February 6, 1992, $2,000,000 worth of shares of the Domestic Money Market Fund on February 20, 1992, $2,000,000 worth of shares of the Global Strategy Focus Fund on February 28, 1992 and $100 worth of shares of each of the Basic Value Focus, Global Bond Focus, Global Utility Focus and International Equity Focus Funds on June 28, 1993. MLLIC purchased, on July 1, 1993, $8,000,000 worth of shares of each of the Global Bond Focus Fund and International Equity Focus Fund and $2,000,000 worth of shares of each of the Basic Value Focus Fund and the Global Utility Focus Fund. MLLIC purchased, on May 2, 1994, $8,000,000 worth of shares of the Developing Capital Markets Focus Fund and, on May 16, 1994, $2,000,000 worth of shares of the Government Bond Fund. On December 13, 1996, MLLIC purchased $10,000,000 worth of shares of the Index 500 Fund. On April 16, 1998, MLLIC purchased $1,000 worth of shares of the Global Growth Focus Fund and $1,000 worth of shares of the Capital Focus Fund. On March 20, 2000, Merrill Lynch Asset Management purchased $1,000,000 worth of shares of the Fundamental Growth Focus Fund.


      In connection with a reorganization on December 6, 1996 conducted by the Company with respect to certain of its Funds, the Company, with the approval of the affected shareholders of the Funds, caused (i) Global Bond Focus Fund (a) to acquire substantially all of the assets and assume substantially all the liabilities of the International Bond Fund, a separate Fund of the Company, (b) to implement a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and
(c) to change its name from the World  Income  Focus Fund to its  current  name;
(ii) the Government Bond Fund (x) to implement a change in its investment objective so that the Fund may invest in any debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities without regard to remaining maturity and (y) to change its name from the Intermediate Government Bond Fund to its current name; and (iii) the Global Strategy Focus Fund to acquire substantially all of the assets and assume substantially all the liabilities of the Flexible Strategy Fund, a separate Fund of the Company.

Independent Auditors

      Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to annual ratification by the Company's shareholders.

Custodian

      The Bank of New York, 110 Washington Street, New York, New York 10286, acts as Custodian of the Company's assets, except that Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for assets of the Company's Developing Capital Markets Focus Fund.

Transfer and Dividend Disbursing Agent

      Financial Data Services, Inc. ("FDS"), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Company's Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. FDS will receive an annual fee of $5,000 per Fund and will be entitled to reimbursement of out-of-pocket expenses.

Legal Counsel

      Clifford Chance Rogers & Wells LLP, New York, New York, is counsel for the Company.

Reports to Shareholders

      The fiscal year of the Company ends on December 31 of each year. The Company will send to its shareholders at least semi-annually reports showing the Funds' portfolio securities and other information. An annual report containing financial statements, audited by independent auditors, will be sent to shareholders each year.

Additional Information

      This Prospectus does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.


      The Statement of Additional Information, dated March 28, 2000, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.


                              FINANCIAL STATEMENTS

      The Company's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (609) 282-2800.


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

                                     ANNEX A
         DESCRIPTION OF TEMPORARY INVESTMENTS AND CORPORATE BOND RATINGS

U.S. Government Securities

      The Domestic Money Market Fund, Reserve Assets Fund, Capital Focus Fund and the Government Bond Fund (and, for temporary or defensive purposes, each other Fund) may invest in the various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Government Agency Securities

      The Domestic Money Market Fund, Reserve Assets Fund, Capital Focus Fund and the Government Bond Fund (and, for temporary or defensive purposes, each other Fund) may invest in government agency securities, which are debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Funds may invest in all types of government agency securities currently outstanding or to be issued in the future.

Depositary Institutions Money Instruments

      The Domestic Money Market Fund, Reserve Assets Fund and Capital Focus Fund (and, for temporary or defensive purposes, each other Fund) may invest in depositary institutions money instruments, such as certificates of deposit, including variable rate certificates of deposit, bankers' acceptances, time deposits and bank notes. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks, savings banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates"), based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. often, dealers selling variable rate certificates of deposit to the Funds agree to repurchase such instruments, at the Funds' option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Funds are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit because variable rate certificates of deposit generally have a longer stated maturity than comparable fixed rate certificates of deposit. As a matter of policy, the Domestic Money Market Fund will invest only in these types of instruments issued/guaranteed by U.S. issuers.

      A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

      The Reserve Assets Fund and Capital Focus Fund (and, for temporary or defensive purposes, the Natural Resources Focus Fund, Global Strategy Focus Fund, Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund, Developing Capital Markets Focus Fund and the Quality Equity Fund) may invest in certificates of deposit and bankers' acceptances issued by foreign branches or subsidiaries of U.S. banks ("Eurodollar" obligations) or U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations). The Fund may invest only in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank and meet the other criteria discussed below. Yankeedollar obligations in which the Fund may invest must be issued by U.S. branches or subsidiaries of foreign banks which are subject to state or federal banking regulations in the U.S. and by their terms must be general obligations of the foreign parent. In addition, the Fund will limit its investments in Yankeedollar obligations to obligations issued by banking institutions with more than $1 billion in assets.

      The Reserve Assets Fund and Capital Focus Fund (and, for temporary or defensive purposes, the Natural Resources Focus Fund, Global Strategy Focus Fund, Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund, Developing Capital Markets Focus Fund and the Quality Equity Fund) may also invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for the Reserve Assets Fund. The Reserve Assets Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.

      Except as otherwise provided above with respect to investment in Yankeedollar and other foreign bank obligations no Fund may invest in any bank money instrument issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least $1 billion and its deposits are insured by the Federal Deposit Insurance Corporation (the "FDIC"); provided that this limitation shall not prohibit the investment of up to 10% of the total assets of a Fund (taken at market value at the time of each investment) in certificates of deposit issued by banks and savings and loan associations with assets of less than $1 billion if the principal amount of each such certificate of deposit is fully insured by the FDIC.

Short-Term Debt Instruments

      The Domestic Money Market Fund, Reserve Assets Fund and Capital Focus Fund (and, for temporary or defensive purposes, each other Fund) may invest in commercial paper (including variable amount master demand notes and insurance company funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs and by trusts issuing asset-backed commercial paper. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis, in accordance with a stated short-term interest rate benchmark. Because the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Investment Adviser values such a note in accordance with the amortized cost basis described under "Determination of Net Asset Value" in the Statement of Additional Information.

      The Domestic Money Market Fund and Reserve Assets Fund may also invest in nonconvertible debt securities issued by entities or asset-backed nonconvertible debt securities issued by trusts (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at date of settlement. Short-term debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. For a discussion of the ratings requirements of the Funds' portfolio securities, see "Portfolio Restrictions" in the Prospectuses to the Domestic Money Market Fund and Reserve Assets Fund.

      The Reserve Assets Fund and Capital Focus Fund (and, for temporary or defensive purposes, the Natural Resources Focus Fund, Global Strategy Focus Fund, Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund) may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in the Statement of Additional Information in connection with investments in Eurodollar, Yankeedollar and foreign bank obligations.

Repurchase Agreements

      Repurchase Agreements; Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement and generally do not require the seller to provide additional securities in the event of a decline in the market value of the purchased security during the term of the agreement. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. Repurchase agreements maturing in more than seven days will be considered "illiquid securities." The Domestic Money Markets and Reserve Assets Funds will not enter into repurchase agreements maturing in more than 30 days.

      Reverse Repurchase Agreements. The Domestic Money Market and Reserve Assets Funds may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Funds, with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Funds will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Funds will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A separate account of the applicable Fund will be established with the Custodian consisting of cash or liquid securities having a market value at all times at least equal in value to the proceeds received on any sale subject to repurchase plus accrued interest.

Description of Corporate Bond Ratings

      Moody's Investors Service, Inc. ("Moody's"):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. often the protection of interest and principal payments may be very moderate and thereby not well safeguarded both during good and bad times over the future Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues maybe in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Standard & Poor's Ratings Services ("Standard & Poor's"):

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB--B--CCC--CC  Bonds rated BB, B, CCC,  and CC are  regarded,  on  balance,  as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR    Not rated by the indicated rating agency.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


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